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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2010 through February 28, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



Pioneer Short Term
Income Fund

--------------------------------------------------------------------------------
Semiannual Report | February 28, 2011
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   STABX
Class B   STBBX
Class C   PSHCX
Class Y   PSHYX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2
Portfolio Management Discussion                 4
Portfolio Summary                               8
Prices and Distributions                        9
Performance Update                             10
Comparing Ongoing Fund Expenses                14
Schedule of Investments                        16
Financial Statements                           42
Notes to Financial Statements                  50
Approval of Investment Advisory Agreement      59
Trustees, Officers and Service Providers       63


              Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     1

President's Letter

Dear Shareowner,

In 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remained a problem throughout the year. Wary investors, concerned about risk, gravitated towards cash and bonds for most of 2010, until better economic news in the final few months of the year caused a slight shift in investor sentiment back towards stocks, thus lifting equity returns.

Pioneer remains generally optimistic about the prospects for economic recovery. The recovery process may occur more slowly than many would like, and may be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest in both equities and bonds.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, while equity markets barely budged, even though equity valuations were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors. Ultimately, many of those long-term investors were rewarded when the equity markets finally rallied over the last few months of 2010.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets


2     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11
your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.


Sincerely,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     3

Portfolio Management Discussion | 2/28/11

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance over the six-month period ended February 28, 2011.

Q How would you describe the market environment for fixed-income investors over the six-month period ended February 28, 2011?

A The six-month period was an eventful one for the financial markets. Investors responded positively to the outcome of the November mid-term elections, which resulted in a divided Congress. The elections were followed by a tax agreement between the Obama administration and House Republicans that preserved the Bush-era tax rates. Less encouraging to global growth prospects were continued concerns over European sovereign debt problems and a flare-up of political unrest in the Middle East, which drove the price of oil higher. Despite the unsettled geopolitical backdrop, the overall trend for credit-sensitive sectors remained positive for the six months ended February 28, 2011. Credit spreads, which represent the differences in yields between U.S. Treasuries and other types of fixed-income instruments, narrowed during the six-month period as investors, given the low-interest-rate environment, continued to seek incremental yields in more credit-sensitive securities.

   In light of moderate inflation and continued concerns over housing and employment, the Federal Reserve (the Fed) maintained the target for its benchmark short-term interest rate at between 0% and 0.25% for the six months ended February 28, 2011. Also, in November of 2010 the Fed initiated a second round of bond purchases (known as quantitative easing, or "QE2"), with the eventual goal of pumping $600 billion worth of additional stimulus into the economy by the time QE2 ends. The strategy is designed to keep Treasury rates low. In doing so, the Fed hopes to promote consumption and business activity by forcing investors to migrate to riskier asset classes. Despite the implementation of the Fed's QE2 buying program during the six-month period ended February 28, 2011, longer-term rates rose and, with short-term rates anchored at essentially zero by the Fed, there was a significant steepening of the Treasury yield curve. The two-year Treasury yield rose by 21 basis points (0.21%), from 0.47% to 0.68%, over the six-month period, while the five-year Treasury yield rose by 81 basis points (0.81%), from 1.33% to 2.14%.


4     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Q How did the Fund perform in that environment over the six months ended February 28, 2011?

A Pioneer Short Term Income Fund's Class A shares returned 1.24% at net asset value over the six months ended February 28, 2011, while the Fund's benchmark, the Barclays Capital One- to Three-Year Government/Credit Index (the Barclays Index), returned 0.38%. Over the same six-month period, the average return of the 267 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 0.92%. The Fund's SEC yield as of February 28, 2011, was 2.05%.

Q Could you review the Fund's principal strategies during the six months ended February 28, 2011?

A We continue to follow a disciplined investment process based on identifying relative value among fixed-income sectors while carefully evaluating the risk/reward profile of individual issues. In that vein, the Fund continued to have relatively light exposure to U.S. Treasury issues, reflecting our view that Treasuries, while viewed by many investors as a safe haven, have not been valued attractively versus credit-sensitive sectors, given their very low or even negative real yields. The positioning helped the Fund's performance over the six-month period, as interest rate-sensitive Treasuries underperformed their credit-sensitive counterparts in an environment of rising rates and narrowing credit spreads.

   The Fund's largest sector exposure continued to be in mortgage-backed securities. Within the mortgage-backed area, the Fund's high-quality commercial mortgage holdings performed especially well during the six-month period ended February 28, 2011, as they continued to rebound after being beaten down in the aftermath of the financial crisis. Within retail mortgages, the Fund's emphasis on non-agency collateralized mortgage obligations (CMOs) worked out well for performance. Investors viewed non-agency CMO issues as having a relatively strong credit profile, and became attracted to the incremental yield non-agency CMOs offered compared with agency pass-through securities in a low-interest-rate environment.

   While the fundamental backdrop for corporate earnings remains positive, the yield advantage provided by corporate issues has narrowed substantially, and we have adopted a neutral stance in the Fund's portfolio with respect to the sector.

   During the six-month period, we took advantage of a sharp increase in negative investor sentiment towards the municipal bond market to add Fund exposure to a pair of bonds issued by universities. We saw a value opportunity with respect to the university issues, given the significant endowments and real estate behind them, as well as strong demand for the issuers' services as evidenced by growing applicant pools.


              Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     5

   At the end of the six-month period, mortgage-related and asset-backed securities accounted for approximately 47% of the Fund's assets. The Fund's corporate holdings were 28% of assets as of February 28, 2011, while U.S. Treasury and Agency issues represented 23% of the Fund's portfolio. Cash (in the form of overnight repurchase agreements) accounted for the roughly 2% remainder of the Fund's assets at period end.

   The Fund's overall duration (a standard measure of a portfolio's sensitivity to changes in interest rates) as of February 28, 2011, was 1.58 years, compared with 1.86 years for the benchmark Barclays Index. Being underweight duration overall was a modest positive for the Fund's returns during a period of rising rates. Yield-curve positioning, however, more or less offset the positive contribution from duration positioning, as the Fund had significant exposure to issues in the five-year range that lagged the two-year area of the yield curve.

Q  What is your assessment of the current climate for fixed-income investing?

A We continue to expect the Fed to leave short-term rates near zero for some time. While employment has shown some signs of coming to life, a rebound in the domestic housing market does not appear imminent. In addition, the potential for both European debt issues and political unrest in the Middle East to affect the global economy would seem to make it more likely that the Fed will err on the side of accommodative monetary policy for a longer period.

   As a short-term portfolio, we typically focus the Fund's holdings on issues with maturities ranging from overnight commercial paper to the five-year range, though some holdings, such as mortgage-backed securities, have maturities longer than five years. With the yield curve from zero to five years having steepened over the last six months, we expect to maintain the Fund's somewhat "barbelled" positioning, with substantial exposure to five-year issues balanced by a position in short-term, floating-rate paper. That posture allows the Fund to garner some of the incremental income available out on the curve, while maintaining an overall duration and interest-rate sensitivity consistent with the Fund's guidelines.

   While we monitor macroeconomic factors that have the potential to affect the markets, we will remain principally focused on adding value to the Fund through individual security selection. As always, we will strive to have the Fund provide a high level of current income while reducing the impact of interest-rate changes on the Fund's share price. We believe our focus on income and keeping a relatively stable share price makes the Fund an attractive investment for investors seeking a degree of protection against an eventual shift in Fed policy, as well as increases in market interest rates.

Please refer to the Schedule of Investments on pages 16-41 for a full listing of Fund securities.


6     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


              Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     7

Portfolio Summary | 2/28/11


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Government Securities                               35.4%
U.S. Corporate Bonds                                     24.1%
Collateralized Mortgage Obligations                      20.7%
Asset Backed Securities                                  13.0%
Temporary Cash Investments                                3.2%
Municipal Bonds                                           2.0%
Senior Floating Rate Loans                                1.5%
Foreign Government Bonds                                  0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[The following data was represented as a pie chart in the printed material]

AAA                                                      60.9%
BBB                                                      13.6%
A                                                         9.0%
AA                                                        7.3%
BB                                                        3.9%
Cash Equivalent                                           2.1%
Not Rated                                                 1.9%
B                                                         1.0%
CCC                                                       0.3%


Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    U.S. Treasury Notes, 1.0%, 7/31/11                             5.77%
--------------------------------------------------------------------------------
 2.    U.S. Treasury Notes, 2.5%, 4/30/15                             5.00
--------------------------------------------------------------------------------
 3.    Fannie Mae Grantor Trust, Floating Rate Note, 10/25/40         1.88
--------------------------------------------------------------------------------
 4.    U.S. Treasury Notes, 1.875%, 6/15/12                           1.83
--------------------------------------------------------------------------------
 5.    U.S. Treasury Notes, 1.5%, 7/15/12                             1.82
--------------------------------------------------------------------------------
 6.    U.S. Treasury Notes, 0.5%, 11/30/12                            1.79
--------------------------------------------------------------------------------
 7.    U.S. Treasury Notes, 0.875%, 5/31/11                           1.44
--------------------------------------------------------------------------------
 8.    U.S. Treasury Notes, 2.625%, 11/15/20                          1.35
--------------------------------------------------------------------------------
 9.    Residential Accredited Loans, Inc., 5.0%, 8/25/18              1.25
--------------------------------------------------------------------------------
10.    Fannie Mae, 5.0%, 5/15/29                                      1.12
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Prices and Distributions | 2/28/11


Net Asset Value per Share
--------------------------------------------------------------------------------

----------------------------------------------------
     Class           2/28/11           8/31/10
----------------------------------------------------
       A             $ 9.73            $ 9.75
----------------------------------------------------
       B             $ 9.72            $ 9.75
----------------------------------------------------
       C             $ 9.71            $ 9.73
----------------------------------------------------
       Y             $ 9.72            $ 9.74
----------------------------------------------------


Distributions per Share: 9/1/10-2/28/11
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                   Net Investment        Short-Term          Long-Term
     Class            Income            Capital Gains       Capital Gains
-----------------------------------------------------------------------------
       A            $ 0.1403              $ --              $ --
-----------------------------------------------------------------------------
       B            $ 0.0966              $ --              $ --
-----------------------------------------------------------------------------
       C            $ 0.1034              $ --              $ --
-----------------------------------------------------------------------------
       Y            $ 0.1582              $ --              $ --
-----------------------------------------------------------------------------


The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.


              Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     9

Performance Update | 2/28/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund at public offering price, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.


Average Annual Total Returns
(As of February 28, 2011)
-------------------------------------------------------------
                             Net Asset       Public Offering
Period                       Value (NAV)     Price (POP)
-------------------------------------------------------------
Life-of-Class
(7/8/04)                     3.52%           3.12%
5 Years                      4.19            3.67
1 Year                       4.16            1.53
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2010)
-------------------------------------------------------------
                             Gross           Net
-------------------------------------------------------------
                             1.06%           0.90%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                                     Barclay
                                                   Capital One-
                                    Pioneer        to Three-Year
                                   Short Term      Government/
                                  Income Fund      Credit Index
7/31/2004                             $9,750         $10,000
2/28/2005                             $9,816         $10,062
2/28/2006                             $9,986         $10,294
2/28/2007                            $10,438         $10,810
2/29/2008                            $10,960         $11,732
2/28/2009                            $10,504         $12,009
2/28/2010                            $11,774         $12,581
2/28/2011                            $12,264         $12,830


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Performance Update | 2/28/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.


Average Annual Total Returns
(As of February 28, 2011)
-------------------------------------------------------------
                             If              If
Period                       Held            Redeemed
-------------------------------------------------------------
Life-of-Class
(7/8/04)                     2.60%           2.60%
5 Years                      3.25            3.25
1 Year                       3.13            1.13
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2010)
-------------------------------------------------------------
                             Gross           Net
-------------------------------------------------------------
                             1.88%           1.80%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                                     Barclay
                                                   Capital One-
                                    Pioneer        to Three-Year
                                   Short Term      Government/
                                  Income Fund      Credit Index
7/31/2004                            $10,000         $10,000
2/28/2005                            $10,031         $10,062
2/28/2006                            $10,121         $10,294
2/28/2007                            $10,489         $10,810
2/29/2008                            $10,905         $11,732
2/28/2009                            $10,355         $12,009
2/28/2010                            $11,516         $12,581
2/28/2011                            $11,877         $12,830


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     11

Performance Update | 2/28/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.


Average Annual Total Returns
(As of February 28, 2011)
-------------------------------------------------------------
                             If              If
Period                       Held            Redeemed
-------------------------------------------------------------
Life-of-Class
(7/8/04)                     2.67%           2.67%
5 Years                      3.36            3.36
1 Year                       3.36            3.36
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2010)
-------------------------------------------------------------
                             Gross           Net
-------------------------------------------------------------
                             1.70%           1.70%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                                     Barclay
                                                   Capital One-
                                    Pioneer        to Three-Year
                                   Short Term      Government/
                                  Income Fund      Credit Index
7/31/2004                            $10,000         $10,000
2/28/2005                            $10,042         $10,062
2/28/2006                            $10,110         $10,294
2/28/2007                            $10,486         $10,810
2/29/2008                            $10,920         $11,732
2/28/2009                            $10,379         $12,009
2/28/2010                            $11,537         $12,581
2/28/2011                            $11,925         $12,830


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Performance Update | 2/28/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.


Average Annual Total Returns
(As of February 28, 2011)
-------------------------------------------------------------
                             If              If
Period                       Held            Redeemed
-------------------------------------------------------------
Life-of-Class
(7/8/04)                     3.86%           3.86%
5 Years                      4.54            4.54
1 Year                       4.52            4.52
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2010)
-------------------------------------------------------------
                             Gross           Net
-------------------------------------------------------------
                             0.57%           0.57%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $5 million Investment

                                                     Barclay
                                                   Capital One-
                                    Pioneer        to Three-Year
                                   Short Term      Government/
                                  Income Fund      Credit Index
7/31/2004                          $5,000,000        $5,000,000
2/28/2005                          $5,057,307        $5,031,162
2/28/2006                          $5,156,324        $5,146,787
2/28/2007                          $5,414,585        $5,404,881
2/29/2008                          $5,701,140        $5,865,962
2/28/2009                          $5,471,510        $6,004,495
2/28/2010                          $6,157,941        $6,290,306
2/28/2011                          $6,436,466        $6,415,007


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 6/1/12 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2010, through February 28, 2011.


-----------------------------------------------------------------------------------------
Share Class                     A                B                C                Y
-----------------------------------------------------------------------------------------
Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 9/1/10
-----------------------------------------------------------------------------------------
Ending Account Value       $ 1,012.40       $ 1,006.80       $ 1,008.60       $ 1,014.20
(after expenses)
on 2/28/11
-----------------------------------------------------------------------------------------
Expenses Paid              $     4.49       $     8.96       $     8.22       $     2.65
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.65%, and 0.53% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2010, through February 28, 2011.


-----------------------------------------------------------------------------------------
Share Class                     A                B                C                Y
-----------------------------------------------------------------------------------------
Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 9/1/10
-----------------------------------------------------------------------------------------
Ending Account Value       $ 1,020.33       $ 1,015.87       $ 1,016.61       $ 1,022.17
(after expenses)
on 2/28/11
-----------------------------------------------------------------------------------------
Expenses Paid              $     4.51       $     9.00       $     8.25       $     2.66
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.65%, and 0.53% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     15

Schedule of Investments | 2/28/11 (unaudited)


---------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                          ASSET BACKED SECURITIES -- 13.1%
                                          MATERIALS -- 1.0%
                                          Aluminum -- 0.3%
   640,966        0.89         AAA/Aaa    Bayview Financial Acquisition, Floating
                                          Rate Note, 5/28/44                           $    596,751
   313,624        0.62         AAA/Aaa    Bayview Financial Acquisition, Floating
                                          Rate Note, 8/28/44                                300,194
                                                                                       ------------
                                                                                       $    896,945
---------------------------------------------------------------------------------------------------
                                          Steel -- 0.7%
 1,050,000                     AAA/Aa2    First NLC Trust, 0.74719%, 9/25/35           $    979,809
 1,010,751        0.73         AA+/Aa3    Nomura Home Equity Loan, Inc., Floating
                                          Rate Note, 5/25/35                                972,653
                                                                                       ------------
                                                                                       $  1,952,462
                                                                                       ------------
                                          Total Materials                              $  2,849,407
---------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.1%
                                          Restaurants -- 0.1%
   215,000                   BBB-/Baa3    Dominos Pizza Master Issuer LLC,
                                          5.261%, 4/25/37                              $    221,450
   200,000                      BB/Aaa    Dominos Pizza Master Issuer LLC,
                                          7.629%, 4/25/37                                   205,340
                                                                                       ------------
                                                                                       $    426,790
                                                                                       ------------
                                          Total Consumer Services                      $    426,790
---------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.4%
                                          Auto Parts & Equipment -- 0.4%
 1,000,000                       NR/NR    Ford Auto Securitization, 2.431%,
                                          11/17/14                                     $  1,000,000
                                                                                       ------------
                                          Total Automobiles & Components               $  1,000,000
---------------------------------------------------------------------------------------------------
                                          BANKS -- 4.9%
                                          Diversified Banks -- 0.0%
   141,144        0.35         AAA/Aa1    Wells Fargo Home Equity, Floating Rate
                                          Note, 4/25/37                                $    137,320
---------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 4.9%
   118,352        0.51          A+/Aa1    ACE 2005-HE7 A2C, Floating Rate Note,
                                          11/25/35                                     $    116,855
    98,743        0.39          AA/Aa2    ACE Securities Corp., Floating Rate Note,
                                          5/25/36                                            98,111
   225,795        0.46         AAA/Aaa    Ameriquest Mortgage Securities, Inc.,
                                          Floating Rate Note, 8/25/35                       217,312
   307,031                     AAA/Aaa    Ameriquest Mortgage Securities, Inc.,
                                          0.5625%, 11/25/34                                 282,766
   587,853                      AA/Aa2    Bear Stearns Asset Backed Securities,
                                          0.8271%, 6/25/35                                  561,088
   284,473        0.37           AA/A1    Bear Stearns Asset Backed Securities,
                                          Floating Rate Note, 12/25/36                      278,430


The accompanying notes are an integral part of these financial statements.

16     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   554,214        4.77           AAA/Aaa   Bear Stearns Asset Backed Securities,
                                           Inc., Floating Rate Note, 6/25/43             $   534,905
   242,492        0.31          AAA/Baa1   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 1/25/37                                238,920
   239,480        0.49           AAA/Aa1   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 12/25/35                               236,236
   157,735        0.67           AA+/Aa1   Citigroup Mortgage Loan Trust, Floating
                                           Rate Note, 7/25/35                                151,542
   778,225                       AAA/Aa3   Citigroup Mortgage Loan Trust, Inc.,
                                           0.6615%, 8/25/35                                  739,268
    19,053        0.31          AAA/Baa2   Countrywide Asset Backed Certificates,
                                           Floating Rate Note, 5/25/47                        19,006
   347,181        0.80           B-/Baa2   Countrywide Asset Backed Certificates,
                                           Floating Rate Note, 4/25/32                       181,630
   330,000        0.63          AAA/Baa2   Countrywide Asset-Backed Certificates
                                           Floating Rate Note, 1/25/36                       312,002
   530,457        0.31             A/Ba1   Countrywide Asset-Backed Certificates
                                           Floating Rate Note, 7/25/37                       516,582
   483,663        5.07           AAA/Ba2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 12/25/35                      461,852
   203,802        5.56            AAA/A2   CRMSI 2006-2 A3, Floating Rate Note,
                                           9/25/36                                           204,762
   239,000        5.68            B+/Ba1   CWL 2006-15 A2, Floating Rate Note,
                                           10/25/46                                          234,766
   756,342        0.36            B-/Ba3   First Franklin Mortgage Loan Asset,
                                           Floating Rate Note, 8/25/36                       746,531
   164,415                      AA+/Baa2   GSAA Trust, 0.47625%, 6/25/35                     163,767
   242,274                        AAA/A1   GSAA Trust, 4.316%, 11/25/34                      243,482
   350,000        0.79            AA+/A1   GSAA Trust, Floating Rate Note, 6/25/35           332,622
   100,626        0.66              A/A2   GSAMP Trust, Floating Rate Note,
                                           3/25/35                                            96,668
    52,612        0.60           AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                           8/25/36                                            51,494
   631,199                         A+/B1   HEMT 2004-6 M2, 5.321%, 4/25/35                   422,810
   468,484                       AAA/Aaa   Leaf II Receivables, 3.45%, 11/20/12              467,500
   462,255                       CCC+/B1   Local Insight Media Finance LLC, 5.88%,
                                           10/23/37                                          212,637
     9,483        0.27           AAA/Aaa   Morgan Stanley ABS Capital, Inc., Floating
                                           Rate Note, 10/25/36                                 9,472
   324,169        0.38           AAA/Aa3   Option One Mortgage Loan Trust, Floating
                                           Rate Note, 11/25/35                               309,205
   362,468        0.32             A/Aa3   Option One Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/38                                353,627
   102,436        0.71           AA+/Aaa   Ownit Mortgage Loan Asset Back, Floating
                                           Rate Note, 3/25/36                                102,253

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     17

------------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (d)     Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   1,036,253        4.25          AA/Aa2     PNMAC 2010-NPL1 A, Floating Rate Note,
                                             5/25/50                                      $  1,005,372
     761,886                      AA/Aa2     Popular ABS Mortgage Pass Through Trust,
                                             5.181%, 9/25/34                                   590,692
     376,750        0.58         AAA/Aaa     RAAC Series, Floating Rate Note, 6/25/35          365,897
     240,000        0.67          AA+/A3     RASC 2005-KS7 M1, Floating Rate Note,
                                             8/25/35                                           229,051
     143,633        0.28         AA+/Aaa     SASC 2006-BC2 A2, Floating Rate Note,
                                             9/25/36                                           141,778
     116,968        1.21         BBB/Aa2     SAST 2002-1 M1, Floating Rate Note,
                                             1/25/32                                            72,964
       7,415        0.29          AAA/A2     Soundview Home Equity Loan, Floating
                                             Rate Note, 8/25/37                                  7,403
     111,596                       A-/A3     Structured Asset Securities Co.,
                                             4.67%, 3/25/35                                    111,593
     363,417        0.34          AA/Aaa     Structured Asset Securities Co., Floating
                                             Rate Note, 1/25/37                                357,231
   1,939,331        4.44        AAA/Baa2     Structured Asset Securities Co., Floating
                                             Rate Note, 2/25/35                              1,943,305
     348,771        0.78           AA/A3     SVHE 2005-3 M2, Floating Rate Note,
                                             6/25/35                                           334,043
                                                                                          ------------
                                                                                          $ 14,057,430
                                                                                          ------------
                                             Total Banks                                  $ 14,194,750
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.5%
                                             Asset Management & Custody Banks -- 0.1%
      36,536                      NR/Aaa     Freddie Mac Reference, 4.75%, 7/15/15        $     36,635
     556,893        0.65            B/B3     SPSAC 1998-1 A1, Floating Rate Note,
                                             3/25/28                                           312,677
                                                                                          ------------
                                                                                          $    349,312
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.5%
     255,728                     AA/Baa1     RFMS2 2003-HI1 M1, 5.27%, 4/25/28            $    218,055
   1,149,471        0.49          AA+/A3     Specialty Underwriting & Residual,
                                             Floating Rate Note, 9/25/36                     1,123,349
                                                                                          ------------
                                                                                          $  1,341,404
------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.7%
     350,000                        A/NR     DT Auto Owner Trust, 3.46%, 1/15/14          $    350,302
     325,000                      BBB/NR     DT Auto Owner Trust, 4.89%, 1/17/17               325,069
     118,903                       AA/NR     DT Auto Owner Trust, 5.92%, 10/15/15              119,374
     363,000                     AAA/Aaa     Home Equity Asset Trust,
                                             0.75719%, 11/25/35                                351,054
     250,000                       AA/A1     Home Equity Asset Trust, 0.76875%,
                                             8/25/35                                           244,595
     380,243        0.77          AAA/A1     Home Equity Asset Trust, Floating Rate
                                             Note, 7/25/36                                     366,366

The accompanying notes are an integral part of these financial statements.

18     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- (continued)
   157,835        0.33        BBB+/Ba1     JP Morgan Mortgage Acquisition, Floating
                                           Rate Note, 5/25/24                            $    160,760
                                                                                         ------------
                                                                                         $  1,917,520
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 2.2%
   706,777        0.62         AAA/Aaa     Aegis Asset Backed Securities, Floating
                                           Rate Note, 9/25/34                            $    629,811
   576,754        0.53          AA+/A1     Aegis Asset Backed Securities, Floating
                                           Rate Note, 3/25/12                                 533,139
   897,769                     AAA/Aaa     Conseco Finance, Inc., 7.05%, 4/15/32              934,662
   182,408        6.69         AAA/Aaa     Conseco Finance, Inc., Floating Rate Note,
                                           11/15/32                                           186,329
   514,283        5.32         NR/Baa1     Irwin Home Equity Corp., Floating Rate
                                           Note, 6/25/35                                      497,811
    52,530                     AA+/Aa1     Master Asset Backed Security Trust,
                                           0.67375%, 5/25/35                                   51,041
   162,497        0.61         AAA/Aaa     New Century Home Equity Loan Trust,
                                           Floating Rate Note, 3/25/35                        147,565
 2,959,482        0.53         AAA/Aa2     New Century Home Equity Loan Trust,
                                           Floating Rate Note, 9/25/35                      2,853,476
   380,000        0.63         AAA/Aaa     SLMA 2004-10 A6B, Floating Rate Note,
                                           4/27/26                                            379,848
                                                                                         ------------
                                                                                         $  6,213,682
                                                                                         ------------
                                           Total Diversified Financials                  $  9,821,918
-----------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 3.2%
 3,000,000                     AAA/Aaa     Fannie Mae, 5.0%, 5/15/29                     $  3,117,784
   301,006                     AAA/Aaa     Freddie Mac, 4.5%, 8/15/17                         312,750
   676,207                     AAA/Aaa     Freddie Mac, 5.5%, 10/15/35                        720,316
   254,427                      NR/Aa1     Freddie Mac, 3.25%, 6/15/17                        260,170
 1,055,709                     AAA/Aaa     Freddie Mac, 3.4%, 7/1/19                        1,075,786
 1,380,671                      NR/Aa1     Freddie Mac, 4.0%, 6/15/22                       1,443,858
    34,108                       NR/NR     Freddie Mac, 4.5%, 10/15/27                         34,108
   103,262                     AAA/Aa1     Freddie Mac, 5.0%, 8/15/31                         106,541
 1,480,691                      NR/Aa1     Freddie Mac, 5.0%, 11/15/28                      1,516,252
   335,943                     AAA/Aa1     Freddie Mac, 6.0%, 5/15/30                         338,937
    38,423                     AAA/Aaa     Freddie Mac, 4.0%, 12/15/12                         39,087
    31,399                     AAA/Aaa     Freddie Mac, 5.5%, 6/15/32                          31,694
    31,399                     AAA/Aaa     Freddie Mac, 6.0%, 6/15/32                          31,716
    18,984                     AAA/Aaa     Freddie Mac, 6.1%, 9/15/18                          19,566
                                                                                         ------------
                                                                                         $  9,048,565
                                                                                         ------------
                                           Total Government                              $  9,048,565
-----------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $38,233,437)                            $ 37,341,430
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     19

--------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                      Value
--------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 20.9%
                                           BANKS -- 12.9%
                                           Thrifts & Mortgage Finance -- 12.9%
   601,775   0.71                 NR/Aaa   Bank of America Alternative Loan Trust,
                                           Floating Rate Note, 12/25/33               $    572,354
   469,061                         NR/A1   Bank of America Alternative Loan Trust,
                                           5.25%, 5/25/19                                  474,690
   415,500                       AAA/Aaa   Bayview Commercial Asset Trust,
                                           2.25625%, 4/25/38                               408,509
   633,521                       AAA/Aaa   Bayview Commercial Asset Trust,
                                           2.50625%, 7/25/38                               626,982
 3,518,059                       AAA/Aa1   Bayview Commercial Asset Trust,
                                           2.65868%, 7/25/37                               323,310
 2,422,795                        AA/Aa1   Bayview Commercial Asset Trust,
                                           2.83149%, 9/25/37                               251,728
 1,169,446                       AAA/Aaa   Cendant Mortgage Corp.,
                                           6.25%, 3/25/32                                1,164,652
   600,718                       AAA/Aaa   Cendant Mortgage Corp.,
                                           6.25%, 6/25/32                                  621,076
   269,750                       AAA/Aaa   Citigroup Commercial Mortgage,
                                           4.639%, 5/15/43                                 272,710
   316,934   5.92                AAA/Aaa   Citigroup Commercial Mortgage, Floating
                                           Rate Note, 3/15/49                              317,541
   600,000   1.26                 AAA/NR   Citigroup Mortgage Loan Trust, Floating
                                           Rate Note, 9/25/37                              560,998
   491,931                       AAA/Aaa   CMLTI 2003-UP3 A1, 7.0%, 9/25/33                504,765
   289,878   3.56                 CCC/NR   CMLTI 2005-1 2A1A, Floating Rate Note,
                                           4/25/35                                         197,551
   384,802                         CC/NR   CMLTI 2005-9 2SX2, 5.5%, 11/25/35                56,180
    88,232   1.18                  NR/WR   CMOT 44 F, Floating Rate Note, 7/1/18            89,144
    88,754   0.51                 B-/Ba3   Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 10/25/35                     88,759
   531,864   0.71                 AAA/NR   Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 8/25/18                     505,759
   506,308   0.71                AAA/Aa3   Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 9/25/34                     471,272
   802,473                       AAA/Aa2   Countrywide Alternative Loan Trust,
                                           4.75%, 10/25/33                                 804,161
 1,751,666                         BB/NA   Countrywide Home Loans, Inc.,
                                           5.5%, 10/25/32                                1,824,344
   778,429   1.51                 AAA/NR   Deutsche Mortgage Securities, Inc.,
                                           Floating Rate Note, 10/25/47                    778,672
   184,342                       AAA/Aa3   Downey Savings & Loan,
                                           0.83625%, 7/19/44                               148,126
23,000,000                      BBB/Baa2   Extended Stay America Trust,
                                           1.165%, 1/5/16                                  490,772

The accompanying notes are an integral part of these financial statements.

20     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   300,000                         A-/NR   First Horizon Asset Securities, Inc.,
                                           6.0%, 5/25/36                                 $   302,101
    88,313        2.72           AAA/Aaa   First Horizon Mortgage Pass-Through Trust,
                                           Floating Rate Note, 2/25/34                        87,972
   311,335                        NR/Aaa   GE Capital Commercial,
                                           6.531%, 5/15/33                                   311,098
   475,981                       AAA/Aaa   GECMC 2005-C1 A2, 4.353%, 6/10/48                 479,195
   200,000        5.31         BBB+/Baa2   GMAC Commercial Mortgage Security,
                                           Floating Rate Note, 5/10/36                       188,441
   393,333                       AAA/Aaa   GS Mortgage Securities Corp., II,
                                           4.602%, 8/10/38                                   394,781
    70,644        2.03             CC/Ca   Impac Cmb Trust, Floating Rate Note,
                                           11/25/34                                           23,142
 2,024,085        0.87           AAA/Aa2   Impac Cmb Trust, Floating Rate Note,
                                           9/25/34                                         1,604,020
   435,000                        NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Corp., 5.45%, 12/12/43                 450,697
   727,857                         A-/NR   JP Morgan Mortgage Trust,
                                           5.5%, 1/25/35                                     728,215
   634,286        4.79           AAA/Aaa   JP Morgan Mortgage Trust, Floating Rate
                                           Note, 10/25/33                                    634,423
    55,586        4.33             B+/B1   JP Morgan Mortgage Trust, Floating Rate
                                           Note, 11/25/35                                     54,089
   221,709                         NR/B3   JP Morgan Mortgage Trust, 6.0%, 8/25/36            22,415
   625,516        0.75             A+/B2   LBSBC 2005- 2 A M2, Floating Rate Note,
                                           9/25/30                                           148,247
   320,788                       AAA/Aa1   LBSBC 2007- 2 A1, 5.57%, 3/25/37                  324,073
 2,500,000                       AAA/Aaa   LBUBS 2001-C2 C, 6.975%, 9/15/34                2,503,863
    59,844                       AAA/Aaa   LBUBS 2005-C2 A2, 4.81%, 4/15/30                   59,904
   650,000                       BBB+/NR   LB-UBS Commercial Mortgage,
                                           5.616%, 10/15/35                                  634,666
   342,638                       AAA/Aaa   LB-UBS Commercial Mortgage,
                                           4.201%, 12/15/29                                  344,089
   230,570                        AAA/NR   Master Alternative Loans Trust,
                                           4.5%, 1/25/15                                     230,438
   439,419        6.73            BBB/NR   Master Seasoned Securities Trust, Floating
                                           Rate Note, 9/25/32                                461,643
    69,668                       AAA/Aaa   Merrill Lynch Mortgage Trust,
                                           4.556%, 6/12/43                                    70,588
   200,073        5.44           AAA/Aaa   Merrill Lynch/Countrywide Commercial,
                                           Floating Rate Note, 3/12/11                       200,045
   315,679        0.49           AAA/Aaa   MLCC Mortgage Investors, Inc., Floating
                                           Rate Note, 4/25/29                                300,904
 1,132,009                      BBB/Baa1   RAAC Series, 6.0%, 1/25/32                      1,138,061
   842,220        6.21           BB+/Aaa   Residential Asset Mortgage Products, Inc.,
                                           Floating Rate Note, 5/25/18                       847,947

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     21

---------------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (d)     Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
  2,563,901                       AAA/NR     Residential Asset Securities,
                                             0.66%, 5/25/33                                  $  2,422,435
    379,564                       AAA/NR     Residential Asset Securities, 5.5%, 7/25/35          372,939
    222,538         0.46         BBB/Aa3     SAMI 2007-AR4 A1, Floating Rate Note,
                                             9/25/47                                              218,492
    233,493         0.59         AAA/Aaa     SEMT 2004-10 A2, Floating Rate Note,
                                             11/20/34                                             206,581
    648,240                       AAA/B1     SEMT 2005-1 A2, 5.8325%, 2/20/35                     548,639
    323,434         0.88         AAA/Aaa     Sequoia Mortgage Trust, Floating Rate
                                             Note, 9/20/33                                        292,592
    395,933                       AAA/A1     Sequoia Mortgage Trust,
                                             0.74969%, 1/20/35                                    331,550
  1,654,505                      AAA/Aaa     Structured Asset Mortgage,
                                             0.75625%, 8/26/35                                  1,630,510
    806,243         4.44        CCC/Caa3     Structured Asset Mortgage Investments,
                                             Inc., Floating Rate Note, 5/25/45                    471,145
    466,575                      AAA/Aaa     Thornburg Mortgage Securities Trust,
                                             4.131%, 3/25/44                                      472,142
    257,395         2.63         AAA/Aaa     Thornburg Mortgage Securities, Inc.,
                                             Floating Rate Note, 3/25/44                          248,838
  1,436,967         0.60         AAA/Aa2     Thornburg Mortgage Securities, Inc.,
                                             Floating Rate Note, 9/25/34                        1,380,541
    321,248                      AAA/Aaa     Wachovia Bank Commercial Mortgage,
                                             4.957%, 8/15/35                                      322,924
    500,000                        A+/NR     Wachovia Bank Commercial Mortgage
                                             Trust, 5.606%, 4/15/35                               508,718
 90,920,395         0.01         AAA/Aaa     Wachovia Bank Commercial Mortgage
                                             Trust, Floating Rate Note, 6/15/45                   133,435
  1,103,139                      NR/Baa1     Wells Fargo Mortgage Backed Securities,
                                             4.75%, 4/25/20                                     1,146,609
    190,659                       AAA/A1     Wells Fargo Mortgage Backed Securities,
                                             5.0%, 11/25/36                                       192,008
    214,922                     AAA/Baa1     Wells Fargo Mortgage Backed Securities,
                                             5.5%, 5/25/35                                        217,247
    631,226         2.75           NR/A3     Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 1/25/35                          590,701
    159,005         2.96         AAA/Aa1     Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 10/25/35                         158,345
    164,920         3.25          B+/Aaa     Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 9/25/35                          165,699
    497,906                        NR/B1     Wells Fargo Mortgage Backed Securities
                                             Trust, 5.75%, 3/25/36                                489,685
     47,004         4.77         AAA/Aaa     WFMBS 2004-L A6, Floating Rate Note,
                                             7/25/34                                               47,010
                                                                                             ------------
                                                                                             $ 36,667,897
                                                                                             ------------
                                             Total Banks                                     $ 36,667,897
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 5.7%
                                           Asset Management & Custody Banks -- 0.1%
   201,963        5.35           NR/NR     Jefferies & Co., Inc., Floating Rate Note,
                                           5/26/37                                       $    201,233
-----------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 4.9%
   383,806        2.92         AAA/Aaa     Bank of America Mortgage Security,
                                           Floating Rate Note, 7/25/33                   $    377,003
 1,576,233        3.59         AAA/Aaa     Bank of America Mortgage Security,
                                           Floating Rate Note, 9/25/33                      1,610,767
   786,318        2.94          NR/Ba3     Bank of America Mortgage Security,
                                           Floating Rate Note, 5/25/35                        777,117
   660,079        3.22          NR/Aaa     Bank of America Mortgage Security,
                                           Floating Rate Note, 11/25/33                       646,030
   156,814                      AAA/NR     Bank of America Mortgage Securities, Inc.,
                                           5.0%, 8/25/33                                      156,814
   189,610        0.97          A+/Aaa     Bear Stearns Alt-A Trust, Floating Rate
                                           Note, 11/25/34                                     164,127
   223,012                       NR/A2     Citicorp Mortgage Securities, Inc.,
                                           5.5%, 3/25/35                                      224,926
 1,238,587                      NR/Aaa     Credit Suisse Mortgage Capital
                                           Certificates, 5.268%, 2/15/40                    1,254,303
   287,644                      A+/Aaa     MLMI 2005-A2 A4, 4.48%, 2/25/35                    289,090
   568,238                     AAA/Aaa     Morgan Stanley DW, 4.25%, 12/13/41                 576,300
   392,404                        A/NR     Nomura Resecuritization Trust,
                                           5.235%, 3/26/36                                    388,480
   540,666        5.74        AAA/Baa1     RALI 2004-QS16 1A1, Floating Rate Note,
                                           12/25/34                                           535,402
   339,794                      AAA/A1     Residential Accredited Loans,
                                           4.5%, 4/25/34                                      337,777
   316,559        0.81         AAA/Aa2     Residential Accredited Loans, Inc.,
                                           Floating Rate Note, 1/25/34                        295,860
   730,985        4.25         AAA/Aa2     Residential Accredited Loans, Inc.,
                                           Floating Rate Note, 1/25/34                        739,676
 3,443,727                      NR/Aaa     Residential Accredited Loans, Inc.,
                                           5.0%, 8/25/18                                    3,470,919
   601,945                     AAA/Aaa     Residential Accredited Loans, Inc.,
                                           5.75%, 10/25/33                                    611,619
   867,439        0.81         AAA/Aa2     Residential Accredited Loans, Inc.,
                                           Floating Rate Note, 10/25/17                       856,383
   527,409                     AAA/Aa1     Structured Adjustable Rate Mortgage Loan
                                           Trust, 0.63%, 1/25/35                              519,551
    34,681                       NR/NR     Vericrest Opportunity Loan,
                                           4.25%, 5/25/39                                      34,681
                                                                                         ------------
                                                                                         $ 13,866,825
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     23

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                        Value
----------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.6%
   93,474         5.46          NR/Aaa     Bear Stearns Commercial Mortgage,
                                           Floating Rate Note, 4/12/38                  $     93,455
  810,000                        AA/NR     Bear Stearns Commercial Mortgage
                                           Securities, 6.63%, 2/15/35                        811,199
  939,326         5.56         AA-/Aaa     Lehman Brothers Floating Rate Note,
                                           9/15/21 (144A)                                    874,147
                                                                                        ------------
                                                                                        $  1,778,801
----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
  375,595         0.33           A/Aaa     Indymac Index Mortgage Loan Trust,
                                           Floating Rate Note, 2/25/37                  $    372,637
                                                                                        ------------
                                           Total Diversified Financials                 $ 16,219,496
----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 2.2%
                                           Mortgage Real Estate Investment Trust -- 2.2%
1,243,663         5.01         AAA/Aaa     American Home Mortgage Investment
                                           Corp., Floating Rate Note, 10/25/34          $  1,144,506
1,215,626         0.56         BB/Caa3     American Home Mortgage Investment
                                           Corp., Floating Rate Note, 11/25/45               829,660
  422,589                      AAA/Aaa     Credit Suisse First Boston Mortgage
                                           Securities Corp., 7.5%, 5/25/32                   443,364
  293,276         1.58         AA+/Aa2     Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           12/25/33                                          281,583
  750,000                       BBB/A3     Credit Suisse First Boston Mortgage
                                           Securities Corp., 6.448%, 9/15/34                 751,208
  100,000         3.82           A-/A3     Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           5/15/38                                            96,466
1,976,109                      AAA/Aaa     CS First Boston Mortgage Security, 7.13%,
                                           11/15/30                                        2,069,226
  386,259         1.75          AA+/WR     CS First Boston Mortgage Security,
                                           Floating Rate Note, 8/25/33                       364,195
  108,637         1.38            D/B3     CS First Boston Mortgage Security,
                                           Floating Rate Note, 9/25/34                        26,454
  240,803                       AAA/NA     CSFB 2004-C2 A1, 3.819%, 5/15/36                  243,676
                                                                                        ------------
                                                                                        $  6,250,338
                                                                                        ------------
                                           Total Real Estate                            $  6,250,338
----------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.1%
  354,754                       AAA/A2     GSR Mortgage Loan Trust, 4.1408%,
                                           6/25/34                                      $    364,133
                                                                                        ------------
                                           Total Government                             $    364,133
----------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $61,381,745)                           $ 59,501,864
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

---------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 24.3%
                                           ENERGY -- 2.2%
                                           Integrated Oil & Gas -- 0.2%
   500,000                        A/A2     BP Capital Markets Plc, 3.125%, 3/10/12     $    511,282
---------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.3%
   500,000        3.52           NR/NR     Sevan Marine ASA, Floating Rate Note,
                                           5/14/13 (144A)                              $    450,000
 2,134,000       11.99           NA/NA     Sevan Marine ASA, Floating Rate Note,
                                           10/24/12 (144A)                                  398,163
                                                                                       ------------
                                                                                       $    848,163
---------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.5%
   250,000                       A/Aa3     Ras Laffan LNG 3, 4.5%, 9/30/12 (144A)      $    258,440
   250,000                       A/Aa3     Ras Laffan LNG 3, 5.5%, 9/30/14 (144A)           265,828
 1,000,000                   BBB-/Baa2     TNK-BP Finance SA, 7.5%,
                                           3/13/13 (144A)                                 1,086,300
                                                                                       ------------
                                                                                       $  1,610,568
---------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.9%
 1,500,000                    BBB/Baa2     Premcor Refining Group, 6.125%, 5/1/11      $  1,511,052
 1,000,000                   BBB-/Baa3     Sunoco, Inc., 6.75%, 4/1/11                    1,003,557
                                                                                       ------------
                                                                                       $  2,514,609
---------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.3%
   750,000                   BBB-/Baa3     Williams Partners LP, 3.8%, 2/15/15         $    778,251
                                                                                       ------------
                                           Total Energy                                $  6,262,873
---------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.4%
                                           Industrial Gases -- 0.2%
   500,000                    BBB/Baa2     Airgas, Inc., 2.85%, 10/1/13                $    508,459
---------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.2%
   536,000                    BBB/Baa2     Cytec Industries, Inc., 4.6%, 7/1/13        $    567,681
                                                                                       ------------
                                           Total Materials                             $  1,076,140
---------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 1.1%
                                           Industrial Conglomerates -- 0.4%
   465,000                        A/A2     Cargill, Inc., 5.2%, 1/22/13 (144A)         $    498,457
   500,000                    BBB/Baa2     Tyco Electronics Group SA,
                                           6.0%, 10/1/12                                    535,126
                                                                                       ------------
                                                                                       $  1,033,583
---------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.2%
   500,000                   BBB+/Baa1     Ingersoll-Rand Global Holding Co.,
                                           9.5%, 4/15/14                               $    602,520
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     25

------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                    Value
------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.5%
   440,000                    BBB/Baa1     GATX Corp., 4.75%, 10/1/12               $    461,358
 1,000,000                   BBB-/Baa2     Glencore Funding LLC, 6.0%,
                                           4/15/14 (144A)                              1,074,746
                                                                                    ------------
                                                                                    $  1,536,104
                                                                                    ------------
                                           Total Capital Goods                      $  3,172,207
------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Office Services & Supplies -- 0.1%
   350,000                     BBB+/A2     Pitney Bowes, Inc., 4.625%, 10/1/12      $    368,277
                                                                                    ------------
                                           Total Commercial Services & Supplies     $    368,277
------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.6%
                                           Automobile Manufacturers -- 0.6%
   500,000                     BBB+/A3     Daimler Chrysler NA Holding Corp.,
                                           5.875%, 3/15/11                          $    500,875
 1,000,000                    BBB/Baa2     Hyundai Motor Manufacturer, Ltd.,
                                           4.5%, 4/15/15                               1,026,176
   100,000                   BBB+/Baa2     Nissan Motor Acceptance Corp.,
                                           4.5%, 1/30/15 (144A)                          104,603
                                                                                    ------------
                                                                                    $  1,631,654
                                                                                    ------------
                                           Total Automobiles & Components           $  1,631,654
------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.7%
                                           Household Appliances -- 0.4%
 1,045,000                   BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13            $  1,103,716
------------------------------------------------------------------------------------------------
                                           Housewares & Specialties -- 0.3%
 1,000,000                   BBB-/Baa3     Fortune Brands, Inc., 3.0%, 6/1/12       $  1,011,781
                                                                                    ------------
                                           Total Consumer Durables & Apparel        $  2,115,497
------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.7%
                                           Education Services -- 0.7%
 1,915,000                     AAA/Aaa     Yale University, 2.9%, 10/15/14          $  1,986,780
                                                                                    ------------
                                           Total Consumer Services                  $  1,986,780
------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.3%
                                           Broadcasting -- 0.3%
   750,000                   BBB-/Baa2     Discovery Communications LLC, 3.7%,
                                           6/1/15                                   $    777,117
                                                                                    ------------
                                           Total Media                              $    777,117
------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.4%
                                           Packaged Foods & Meats -- 0.4%
 1,000,000                    BBB/Baa2     WM Wrigley Jr Co., 3.05%, 6/28/13        $  1,018,740
                                                                                    ------------
                                           Total Food, Beverage & Tobacco           $  1,018,740
------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                           Health Care Equipment -- 0.1%
   510,000                      A/Baa1     St Jude Medical, Inc., 2.5%, 1/15/16     $    502,147
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-------------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                           Value
-------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.1%
   300,000                     BB+/Ba2     Universal Health Services, Inc.,
                                           6.75%, 11/15/11                                 $    309,476
-------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.4%
 1,000,000                    BBB/Baa3     Express Scripts, Inc., 5.25%, 6/15/12           $  1,048,568
                                                                                           ------------
                                           Total Health Care Equipment & Services          $  1,860,191
-------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 1.5%
                                           Biotechnology -- 0.4%
   900,000                   BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                 $    965,079
   285,000                     A-/Baa2     Genzyme Corp., 3.625%, 6/15/15                       295,120
                                                                                           ------------
                                                                                           $  1,260,199
-------------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.9%
   500,000                   BBB-/Baa3     Agilent Technologies, Inc., 2.5%, 7/15/13       $    506,233
   620,000                     BBB-/NR     Agilent Technologies, Inc., 5.5%, 9/14/15            671,798
   750,000                     BBB/Ba1     Life Technologies Co., 3.375%, 3/1/13                772,130
   475,000                        A/A3     Thermo Fisher Scientific, Inc.,
                                           2.15%, 12/28/12                                      481,477
                                                                                           ------------
                                                                                           $  2,431,638
-------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.2%
   500,000                       AA/A1     Abbott Laboratories, Inc.,
                                           5.15%, 11/30/12                                 $    536,879
                                                                                           ------------
                                           Total Pharmaceuticals & Biotechnology           $  4,228,716
-------------------------------------------------------------------------------------------------------
                                           BANKS -- 3.6%
                                           Diversified Banks -- 2.7%
   200,000   7.24              BB+/Ba1     Alfa Div Payment Rights Finance, Floating
                                           Rate Note, 12/15/11 (144A)                      $    191,996
 1,500,000                     AA-/Aa3     Barclays Bank Plc, 2.5%, 1/23/13                   1,525,179
 1,000,000   1.05               AA/Aa2     HSBC Bank Plc, Floating Rate Note,
                                           8/12/13 (144A)                                     1,001,397
 2,000,000                     AAA/Aaa     International Bank for Reconstruction, Ltd.,
                                           1.25%, 6/15/12                                     2,008,364
 1,000,000   1.33               AA/Aa2     Santander U.S. Debt SA, Floating Rate
                                           Note, 3/30/12 (144A)                                 989,902
   500,000                      AA/Aa2     Santander US Debt SA Unipersonal,
                                           2.485%, 1/18/13                                      490,519
   500,000                        A/A2     Standard Chartered Plc, 3.85%,
                                           4/27/15 (144A)                                       514,758
   820,000                       A+/A2     Wachovia Corp., 5.25%, 8/1/14                        884,312
                                                                                           ------------
                                                                                           $  7,606,427
-------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 0.9%
   300,000                     BBB+/A2     American Express Bank FSB,
                                           5.5%, 4/16/13                                   $    322,449
   500,000                        A/A2     BB&T Corp., 5.7%, 4/30/14                            552,125
   500,000                       A-/A3     KeyBank NA, 5.5%, 9/17/12                            530,764

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     27

---------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                           Regional Banks -- (continued)
   275,000                   BBB+/Baa1     KeyBank NA, 5.8%, 7/1/14                    $    300,768
   500,000                   BBB+/Baa1     KeyCorp, 3.75%, 8/13/15                          506,068
   215,000                   BBB+/Baa1     Keycorp, 6.5%, 5/14/13                           235,482
   275,000   8.25             BBB/Baa3     PNC Financial Services Group, Inc.,
                                           Floating Rate Note, 5/29/49                      291,122
                                                                                       ------------
                                                                                       $  2,738,778
                                                                                       ------------
                                           Total Banks                                 $ 10,345,205
---------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 6.1%
                                           Asset Management & Custody Banks -- 0.1%
   300,000                      AA-/A1     Franklin Resources, Inc.,
                                           3.125%, 5/20/15                             $    307,623
---------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.9%
   476,000   0.38              BBB+/A2     American Express Credit Corp., Floating
                                           Rate Note, 2/24/12                          $    475,579
   380,000                       A+/A1     American Honda Finance Corp.,
                                           6.7%, 10/1/13 (144A)                             427,210
   500,000                       A+/A1     American Honda Finance Corp.,
                                           2.375%, 3/18/13                                  506,883
 1,000,000                    BBB/Baa1     Capital One Financial Corp.,
                                           4.8%, 2/21/12                                  1,036,396
   100,000                     AAA/Aaa     John Deere Capital Corp.,
                                           2.875%, 6/19/12                                  103,103
                                                                                       ------------
                                                                                       $  2,549,171
---------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 3.4%
   500,000                     BBB+/A2     American Express Travelers, Inc.,
                                           5.25%, 11/21/11                             $    513,917
   500,000                        A/A2     Bank of America Corp., 3.7%, 9/1/15              505,127
   250,000   6.66               BB+/NR     Caelus Re II., Ltd., Floating Rate Note,
                                           5/24/13                                          252,400
 1,000,000                     A-/Baa1     Citigroup, Inc., 5.0%, 9/15/14                 1,051,501
   250,000   2.90                 A/A3     Citigroup, Inc., Floating Rate Note,
                                           3/16/12                                          249,212
 1,000,000                    BBB/Baa1     GATX Corp., 5.5%, 2/15/12                      1,030,489
   800,000                     AA+/Aa2     General Electric Capital Corp.,
                                           4.0%, 2/15/12                                    820,581
 1,000,000                     AA+/Aa2     General Electric Capital Corp.,
                                           1.101%, 12/20/13                               1,003,581
 1,000,000                     AA+/Aa2     General Electric Capital Corp.,
                                           5.5%, 11/15/11                                 1,007,985
    50,000                     AA+/Aa2     General Electric Capital Corp.,
                                           5.5%, 4/28/11                                     50,393
   500,000   0.96               A+/Aa3     JP Morgan Chase & Co., Floating Rate
                                           Note, 2/26/13                                    503,377
   500,000                      A+/Aa3     JPMorgan Chase & Co., 4.0%, 2/25/21              500,209

The accompanying notes are an integral part of these financial statements.

28     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- (continued)
   100,000                     AAA/Aaa     JPMorgan Chase & Co., 3.125%, 12/1/11         $    102,104
   500,000        6.33          BB+/NR     Lodestone Re, Ltd., 5/17/13 (144A)                 502,550
   500,000                      BB+/NR     Lodestone Re, Ltd., 0.0%, 1/8/14                   499,550
   390,513                    BBB/Baa2     Power Receivables Finance LLC,
                                           6.29%, 1/1/12 (144A)                               390,568
   250,000        6.76           BB/NR     Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (144A)                  253,675
   250,000                       BB/NR     Residential Reinsurance 2010, Ltd.,
                                           0.0%, 6/6/13                                       251,725
                                                                                         ------------
                                                                                         $  9,488,944
-----------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 1.3%
   340,000                        A/A1     Goldman Sachs Group, Inc.,
                                           3.7%, 8/1/15                                  $    344,702
   500,000                        A/A2     Merrill Lynch & Co., 5.45%, 2/5/13                 532,735
 1,000,000                        A/A2     Morgan Stanley Co., 4.0%, 9/22/20                  996,062
   500,000                        A/A2     Morgan Stanley Co., 5.0%, 8/31/25 (b)              495,522
   800,000        2.88            A/A2     Morgan Stanley Co., Floating Rate Note,
                                           5/14/13                                            827,815
   500,000                     A-/Baa1     TD Ameritrade Holding, Inc.
                                           2.95%, 12/1/12                                     510,942
                                                                                         ------------
                                                                                         $  3,707,778
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.4%
   500,000                        A/A2     National Rural Utilities, Inc.,
                                           5.4%, 10/15/13                                $    542,077
   350,000                       B-/NR     Successor X, Ltd., 0.0%, 1/7/14                    347,620
   300,000        9.41            B/NR     Successor X, Ltd., Floating Rate Note,
                                           2/25/14                                            299,460
                                                                                         ------------
                                                                                         $  1,189,157
                                                                                         ------------
                                           Total Diversified Financials                  $ 17,242,673
-----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.2%
                                           Life & Health Insurance -- 0.7%
    50,000                       A+/A1     Allstate Life Global, Inc.,
                                           5.375%, 4/30/13                               $     54,135
   500,000                       A-/NR     Jefferson-Pilot Corp., 4.75%, 1/30/14              525,470
   250,000                     A-/Baa2     Lincoln National Corp., 4.3%, 6/15/15              260,690
   500,000                      BBB/A3     Principal Financial Group, Inc.,
                                           7.875%, 5/15/14                                    578,753
   500,000                      A/Baa2     Prudential Financial, Inc., 5.1%, 9/20/14          540,493
                                                                                         ------------
                                                                                         $  1,959,541
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     29

-------------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                           Value
-------------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.7%
  500,000                     BBB/Baa3     Genworth Financial, Inc., 5.75%, 6/15/14        $    520,486
  610,000                     BBB/Baa3     Hartford Financial Services, Inc.,
                                           5.25%, 10/15/11                                      626,269
  410,000                    BBB-/Baa2     Liberty Mutual Group, Inc.,
                                           7.3%, 6/15/14 (144A)                                 445,400
  500,000                      AA-/Aa3     Metropolitan Life Global Funding Corp.,
                                           2.875%, 9/17/12                                      511,298
                                                                                           ------------
                                                                                           $  2,103,453
-------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.8%
  500,000         7.19          BB+/NR     Blue Fin, Ltd., Floating Rate Note,
                                           4/10/12                                         $    495,350
  250,000         8.92           BB/NR     Caelus Re, Ltd., Floating Rate Note,
                                           6/7/11                                               250,875
  250,000                       BB+/NR     Foundation Re III, Ltd., 0.0%, 2/25/15               249,500
  250,000         5.81          BB+/A2     Foundation Re III, Ltd., Floating Rate Note,
                                           2/3/14 (Cat Bond)                                    250,200
  250,000        12.03           NR/B3     Globecat, Ltd., Floating Rate Note,
                                           1/2/13 (144A) (Cat Bond)                             242,800
  500,000        10.25          BB-/NR     Mystic Re, Ltd., Floating Rate Note,
                                           6/7/11                                               508,750
  250,000         9.40          BB-/NA     Residential Re, Ltd., Floating Rate Note,
                                           6/6/11                                               252,475
                                                                                           ------------
                                                                                           $  2,249,950
                                                                                           ------------
                                           Total Insurance                                 $  6,312,944
-------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.6%
                                           Diversified Real Estate Activities -- 0.1%
  350,000                        A-/A2     Westfield Group, Inc., 5.4%, 10/1/12            $    369,407
-------------------------------------------------------------------------------------------------------
                                           Diversified Real Estate Investment Trust -- 0.4%
  685,000                    BBB+/Baa1     Dexus Finance Pty, Ltd.,
                                           7.125%, 10/15/14                                $    770,268
  350,000                     BBB/Baa2     Digital Realty Trust LP, 4.5%, 7/15/15               360,557
                                                                                           ------------
                                                                                           $  1,130,825
-------------------------------------------------------------------------------------------------------
                                           Office Real Estate Investment Trust -- 0.1%
  385,000                     BBB/Baa2     Mack-Cali Realty LP, 5.125%, 2/15/14            $    404,654
-------------------------------------------------------------------------------------------------------
                                           Retail Real Estate Investment Trust -- 0.5%
  500,000                     BB+/Baa3     Developers Diversified Realty,
                                           5.375%, 10/15/12                                $    517,802
  773,000                        A-/A3     Simon Property Group LP, 5.0%, 3/1/12                790,433
                                                                                           ------------
                                                                                           $  1,308,235
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                           Specialized Real Estate Investment Trust -- 0.5%
   500,000                    BBB/Baa2     HCP, Inc., 2.7%, 2/1/14                   $    503,880
   780,000                   BBB-/Baa2     Hospitality Properties Trust,
                                           7.875%, 8/15/14                                876,961
                                                                                     ------------
                                                                                     $  1,380,841
                                                                                     ------------
                                           Total Real Estate                         $  4,593,962
-------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.2%
                                           Internet Software & Services -- 0.2%
   550,000                       NR/A2     GTP Towers Issuer LLC,
                                           4.436%, 2/15/15 (144A)                    $    566,974
                                                                                     ------------
                                           Total Software & Services                 $    566,974
-------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                           Office Electronics -- 0.4%
   500,000                   BBB-/Baa2     Xerox Corp., 5.5%, 5/15/12                $    525,295
   500,000                   BBB-/Baa2     Xerox Corp., 6.875%, 8/15/11                   513,411
                                                                                     ------------
                                                                                     $  1,038,706
                                                                                     ------------
                                           Total Technology Hardware & Equipment     $  1,038,706
-------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 0.3%
   750,000                    BBB/Baa1     Maxim Integrated Products, Inc.,
                                           3.45%, 6/14/13                            $    764,746
                                                                                     ------------
                                           Total Semiconductors                      $    764,746
-------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.4%
                                           Integrated Telecommunication Services -- 0.3%
   750,000                    BBB/Baa2     Telecom Italia Capital SA,
                                           4.95%, 9/30/14                            $    770,624
-------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.1%
   500,000                       NR/A2     Crown Castle Towers LLC,
                                           3.214%, 8/15/15 (144A)                    $    494,401
                                                                                     ------------
                                           Total Telecommunication Services          $  1,265,025
-------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.9%
                                           Electric Utilities -- 0.9%
 1,000,000                   BBB+/Baa1     FPL Group Capital, Inc.,
                                           2.55%, 11/15/13                           $  1,018,657
 1,000,000                       A-/A3     Iberdrola Finance Ireland, Ltd.,
                                           3.8%, 9/11/14 (144A)                         1,008,070
   500,000                   BBB+/Baa1     Midamerican Energy Holdings Co.,
                                           5.95%, 5/15/37                                 512,568
                                                                                     ------------
                                                                                     $  2,539,295
                                                                                     ------------
                                           Total Utilities                           $  2,539,295
-------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $67,271,231)                        $ 69,167,722
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     31

--------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                       Value
--------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AGENCY OBLIGATIONS -- 35.7%
   385,484                       AAA/Aaa   Fannie Mae Benchmark, 5.45%,
                                           12/25/20                                    $    414,421
 5,044,586   4.44                 NR/Aa1   Fannie Mae Grantor Trust, Floating Rate
                                           Note, 10/25/40                                 5,232,435
   435,000                         NR/NR   Fannie Mae Grantor Trust,
                                           5.503%, 9/25/11                                  445,021
 1,576,716   4.30                AAA/Aaa   Fannie Mae Grantor Trust, Floating Rate
                                           Note, 7/25/43                                  1,603,145
   212,678                       AAA/Aaa   Fannie Mae, 5.69%, 1/25/32                       223,240
   340,928                       AAA/Aaa   Fannie Mae, 6.0%, 6/25/29                        373,711
 1,568,168   4.23                AAA/Aaa   Fannie Mae, Floating Rate Note, 7/25/42        1,616,992
    89,136                        AAA/WR   Federal Home Loan Bank, 4.84%, 1/25/12            91,939
   349,607                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.5%, 9/1/12                                     362,375
   425,284                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 2/1/21-9/1/11                              447,771
   312,818                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.505%, 12/1/31                                  315,352
     9,602                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.79%, 11/1/31                                    10,082
   132,399                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.064%, 11/1/40                                  134,328
   624,120                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.134%, 10/1/31                                  635,046
    13,205                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.303%, 7/1/18                                    13,857
   638,472                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.44%, 10/1/36                                   676,915
    62,024                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.5%, 3/1/11-7/1/16                               67,171
     7,098                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.533%, 11/1/25                                    7,416
     3,422                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.571%, 4/1/29                                     3,580
     3,991                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.837%, 4/1/28                                     4,176
    10,022                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.985%, 5/1/25                                    10,536
     4,689                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.035%, 4/1/29                                     4,703
     5,039                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.142%, 1/1/28                                     5,315
   180,329                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.245%, 8/1/31                                   181,166
     1,714                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.25%, 8/1/31                                      1,731

The accompanying notes are an integral part of these financial statements.

32     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency Obligations -- (continued)
   221,346                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.3%, 10/1/32                             $   233,255
   114,396                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.393%, 11/1/24                               115,774
    22,830                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.484%, 2/1/27                                 24,225
    40,162                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.65%, 4/1/25                                  40,443
    73,057                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.680%, 1/1/25                                 73,774
     2,419                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.936%, 2/1/33                                  2,530
   331,763                       AAA/Aaa   Federal National Mortgage Association,
                                           5.0%, 7/1/15 - 6/25/28                        343,022
   114,331                       AAA/Aaa   Federal National Mortgage Association,
                                           5.469%, 7/1/36                                120,777
   481,063                       AAA/Aaa   Federal National Mortgage Association,
                                           5.5%, 1/1/12 - 12/1/35                        509,373
 2,151,201                       AAA/Aaa   Federal National Mortgage Association,
                                           6.0%, 2/1/34 - 1/1/39                       2,343,446
   504,407                       AAA/Aaa   Federal National Mortgage Association,
                                           6.339%, 12/1/36                               526,906
   786,751                       AAA/Aaa   Federal National Mortgage Association,
                                           6.5%, 8/1/13 - 7/1/32                         876,901
   922,863                       AAA/Aaa   Federal National Mortgage Association,
                                           7.0%, 5/1/12 - 1/1/36                       1,033,991
    93,272                       AAA/Aaa   Federal National Mortgage Association,
                                           7.243%, 12/1/28                                98,216
   100,892                       AAA/Aaa   Federal National Mortgage Association,
                                           7.405%, 10/1/29                               105,507
   243,788                       AAA/Aaa   Federal National Mortgage Association,
                                           7.586%, 10/1/29                               256,428
    92,454                       AAA/Aaa   Federal National Mortgage Association,
                                           8.0%, 4/1/14                                   99,948
 1,424,752                       AAA/Aaa   Freddie Mac, 4.0%, 5/1/24                   1,465,721
   960,783                       AAA/Aaa   Freddie Mac, 4.5%, 7/1/19                   1,016,618
   899,575                       AAA/Aaa   Freddie Mac, 4.5%, 7/1/19                     951,853
   668,395                       AAA/Aaa   Freddie Mac, 4.5%, 7/1/19                     707,239
   312,818                       AAA/Aaa   Freddie Mac, 5.5%, 8/1/23                     337,081
 4,768,175                         NR/NR   Government National Mortgage
                                           Association, 1.35404%, 3/16/51                287,509
17,872,529                       AAA/Aa1   Government National Mortgage
                                           Association, 1.524%, 2/16/52                1,155,675
 3,500,000                         NR/NR   Government National Mortgage
                                           Association, 1.762244%, 3/15/52               278,473
 2,452,813                         NR/NR   Government National Mortgage
                                           Association, 2.351%, 6/16/50                2,478,695

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     33

-------------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (d)     Ratings                                                         Value
-------------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency Obligations -- (continued)
  1,000,000                      AAA/Aaa     Government National Mortgage
                                             Association, 3.025%, 2/16/30                  $  1,029,246
    321,397                      AAA/Aa1     Government National Mortgage
                                             Association, 3.084%, 4/16/22                       325,360
  1,032,706                      AAA/Aaa     Government National Mortgage
                                             Association, 4.0%, 4/20/35                       1,073,318
     89,754                      AAA/Aa1     Government National Mortgage
                                             Association, 4.009%, 5/16/37                        94,313
    350,000                      AAA/Aa1     Government National Mortgage
                                             Association, 4.549%, 6/16/28                       371,682
  4,437,863                      AAA/Aaa     Government National Mortgage
                                             Association, 6.0%, 5/20/13 - 11/15/36            4,840,637
    183,882                       NR/Aaa     Government National Mortgage
                                             Association, 6.269%, 10/16/27                      186,170
    222,986                      AAA/Aaa     Government National Mortgage
                                             Association, 6.5%, 5/15/31 - 10/15/37              252,607
     18,785                      AAA/Aaa     Government National Mortgage
                                             Association, 7.0%, 11/15/13                         20,014
    220,561                      AAA/Aaa     Government National Mortgage
                                             Association, 7.5%, 8/15/11 - 10/15/36              251,567
  1,792,191         5.00           NR/NR     Government National Mortgage
                                             Association, Floating Rate Note, 1/20/16         1,912,668
 17,251,756         0.71           NR/NR     Government National Mortgage
                                             Association, Floating Rate Note,
                                             11/16/51                                           880,219
    215,127         4.65         AAA/Aaa     Government National Mortgage
                                             Association, Floating Rate Note, 6/16/31           216,649
  1,000,000                       NR/Aaa     U.S. Treasury Notes, 0.5%, 11/15/13                986,094
  5,000,000                       NR/Aaa     U.S. Treasury Notes, 0.5%, 11/30/12              4,993,555
  2,000,000                      AAA/Aaa     U.S. Treasury Notes, 0.625%, 12/31/12            2,000,156
  4,000,000                      AAA/Aaa     U.S. Treasury Notes, 0.875%, 5/31/11             4,007,032
 16,000,000                      AAA/Aaa     U.S. Treasury Notes, 1.0%, 7/31/11              16,055,008
  1,000,000                      AAA/Aaa     U.S. Treasury Notes, 1.25%, 10/31/15               966,875
  3,000,000                      AAA/Aaa     U.S. Treasury Notes, 1.375%, 9/15/12             3,041,016
  5,000,000                      AAA/Aaa     U.S. Treasury Notes, 1.5%, 7/15/12               5,076,560
  2,000,000                      AAA/Aaa     U.S. Treasury Notes, 1.75%, 8/15/12              2,038,204
  5,000,000                      AAA/Aaa     U.S. Treasury Notes, 1.875%, 6/15/12             5,096,875
 13,500,000                      AAA/Aaa     U.S. Treasury Notes, 2.5%, 4/30/15              13,913,438
  4,000,000                      AAA/Aaa     U.S. Treasury Notes, 2.625%, 11/15/20 (b)        3,742,500
                                                                                           ------------
                                                                                           $101,737,567
-------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT
                                             AGENCY OBLIGATIONS
                                             (Cost $100,755,515)                           $101,737,567
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT BOND -- 0.1%
   250,000                        A/A1     Korea Development Bank, 5.3%, 1/17/13     $    264,426
-------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT BOND
                                           (Cost $249,643)                           $    264,426
-------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 2.0%
                                           GOVERNMENT -- 2.0%
                                           Municipal Development -- 0.9%
 2,300,000                     BBB-/WR     Indiana State Development Finance,
                                           5.75%, 10/1/11                            $  2,313,317
   250,000                      AA/Aa2     Massachusetts Development Finance
                                           Agency, 3.0%, 2/15/36                          256,168
                                                                                     ------------
                                                                                     $  2,569,485
-------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.2%
   500,000                      AA/Aa1     OH INFRA-TXB-2-BABS, 3.0%, 6/15/15        $    503,385
-------------------------------------------------------------------------------------------------
                                           Municipal Higher Education -- 0.3%
   690,000                       NR/A2     Massachusetts Health & Educational
                                           Facilities Authority, 2.7%, 10/1/37       $    695,672
   200,000                     AA-/Aa2     New York State Dormitory Authority,
                                           3.0%, 7/1/13                                   207,532
                                                                                     ------------
                                                                                     $    903,204
-------------------------------------------------------------------------------------------------
                                           Municipal Pollution -- 0.3%
 1,000,000                   BBB+/Baa1     Power County Idaho Pollution Control,
                                           5.625%, 10/1/14                           $  1,002,810
-------------------------------------------------------------------------------------------------
                                           Municipal Transportation -- 0.3%
   300,000                      BBB/A3     Massachusetts Port Authority,
                                           5.0%, 7/1/14                              $    306,642
   475,000                      BBB/A3     Massachusetts Port Authority,
                                           5.0%, 7/1/16                                   482,082
                                                                                     ------------
                                                                                     $    788,724
                                                                                     ------------
                                           Total Government                          $  5,767,608
-------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $5,767,042)                         $  5,767,608
-------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN INTERESTS -- 1.6%**
                                           MATERIALS -- 0.2%
                                           Metal & Glass Containers -- 0.1%
   228,466        5.50            B/NR     BWAY Holding Co., Replacement Term
                                           Loan, 2/9/18                              $    230,488
   152,619        6.75           B+/B2     Graham Packaging Co., C Term Loan,
                                           4/5/14                                         154,118
    20,284        5.50            B/NR     ICL Industrial Containers UCL,
                                           Replacement C Term Loan, 2/9/18                 20,463
                                                                                     ------------
                                                                                     $    405,069
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     35

---------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.1%
    29,925        6.00           B+/B2     Graham Packaging Co., D Term Loan,
                                           9/9/16                                      $     30,270
   247,487        3.05          BB/Ba2     Graphic Packaging International, Inc.,
                                           Incremental Term Loan, 5/16/14                   248,518
                                                                                       ------------
                                                                                       $    278,788
                                                                                       ------------
                                           Total Materials                             $    683,857
---------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.1%
                                           Aerospace & Defense -- 0.1%
   348,250        4.50           NR/NR     Triumph Group, Inc., Term Loan, 6/16/16     $    350,427
                                                                                       ------------
                                           Total Capital Goods                         $    350,427
---------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Environmental & Facilities Services -- 0.1%
   193,970        2.27            D/B2     Synagro Technologies, Inc., Term Loan
                                           (First Lien), 4/2/14                        $    181,604
                                                                                       ------------
                                           Total Commercial Services & Supplies        $    181,604
---------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.1%
                                           Automobile Manufacturers -- 0.1%
   208,113        3.02          B/Baa3     Ford Motor Co., Tranche B-2 Term Loan,
                                           12/15/13                                    $    208,195
                                                                                       ------------
                                           Total Automobiles & Components              $    208,195
---------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.2%
                                           Movies & Entertainment -- 0.2%
   443,151        5.25           NR/NR     Cinedigm Funding, Inc., Term Loan,
                                           4/29/16                                     $    443,151
   198,500        4.50           B+/NR     Live Nation Entertainment, Inc., Term B
                                           Loan, 10/20/16                                   199,904
                                                                                       ------------
                                                                                       $    643,055
                                                                                       ------------
                                           Total Media                                 $    643,055
---------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.1%
                                           Automotive Retail -- 0.1%
   250,000        4.75           NR/NR     Autotrader.com, Inc., Tranche B Term
                                           Loan, 11/16/16                              $    252,395
                                                                                       ------------
                                           Total Retailing                             $    252,395
---------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                           Health Care Facilities -- 0.1%
    18,633        2.56         BB-/Ba3     CHS Community Health Systems, Inc.,
                                           Non-extended Delayed Draw Term Loan,
                                           7/25/14                                     $     18,516
   361,794        2.50         BB-/Ba3     CHS Community Health Systems, Inc.,
                                           Non-Extended Term Loan, 7/25/14                  359,533
                                                                                       ------------
                                                                                       $    378,049
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

--------------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                            Value
--------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.1%
   220,160   6.00               BB/Ba3     RehabCare Group, Inc., Term Loan B,
                                           11/1/15                                          $    221,857
--------------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.1%
   197,182   3.54               BB-/B1     Bausch & Lomb, Inc., Parent Term Loan,
                                           4/24/15                                          $    197,844
    47,877   3.51               BB-/B1     Bausch & Lomb, Inc., Delayed Draw Term
                                           Loan, 4/24/15                                          48,038
                                                                                            ------------
                                                                                            $    245,882
                                                                                            ------------
                                           Total Health Care Equipment & Services           $    845,788
--------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Investment Banking & Brokerage -- 0.1%
   144,580   5.25               B+/Ba3     LPL Holdings, Inc., 2017 Term Loan,
                                           6/28/17                                          $    146,478
                                                                                            ------------
                                           Total Diversified Financials                     $    146,478
--------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.2%
                                           Data Processing & Outsourced Services -- 0.1%
   249,375   5.25             BBB-/Ba1     Fidelity National Information Services, Inc.,
                                           Term B Loan, 7/18/16                             $    252,204
--------------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- 0.1%
   380,333   2.01               BB/Ba3     Sungard Data Systems, Inc., Tranche A
                                           U.S. Term Loan, 2/28/14                          $    379,279
                                                                                            ------------
                                           Total Software & Services                        $    631,483
--------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.2%
                                           Integrated Telecom Services -- 0.2%
    39,844   3.27                NR/NR     Telesat Canada, Inc., U.S. Term II Loan,
                                           10/31/14                                         $     39,856
   463,849   3.27                NR/NR     Telesat Canada, Inc., U.S. Term I Loan,
                                           10/31/14                                              463,994
                                                                                            ------------
                                                                                            $    503,850
                                                                                            ------------
                                           Total Telecommunication Services                 $    503,850
--------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $4,335,616)                                $  4,447,132
--------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 3.3%
                                           REPURCHASE AGREEMENTS -- 1.8%
 2,600,000                                 JPMorgan, Inc., 0.19%, dated 2/28/11,
                                           repurchase price of $2,600,000 plus
                                           accrued interest on 3/1/11 collateralized
                                           by the following:
                                             $2,652,117 Federal National Mortgage
                                               Association, 3.0% - 3.5%, 2/1/26             $  2,600,000

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     37

-----------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (d)     Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                             Repurchase Agreements -- (continued)
   2,600,000                                 Societe Generale SA, 0.20%, dated
                                             2/28/11, repurchase price of
                                             $2,600,000 plus accrued interest on
                                             3/1/11 collateralized by $2,652,000
                                             Federal National Mortgage Association
                                             (ARM), 2.661% - 5.074%,
                                             12/1/12 - 9/1/38                            $  2,600,000
                                                                                         ------------
                                             Total Repurchase Agreements                 $  5,200,000
-----------------------------------------------------------------------------------------------------
                                             SECURITIES LENDING COLLATERAL -- 1.5% (c)
                                             Certificates of Deposit:
      97,636                                 Banco Santander NY, 0.49%, 3/14/11          $     97,636
     122,045                                 Bank of Nova Scotia, 0.33%, 9/29/11              122,045
      97,636                                 BBVA Group NY, 0.37%, 3/8/11                      97,636
      85,432                                 BBVA Group NY, 0.86%, 7/26/11                     85,432
      24,409                                 BBVA Group NY, 0.45%, 3/14/11                     24,409
     122,045                                 BNP Paribas Bank NY, 0.34%, 5/9/11               122,045
     122,045                                 Canadian Imperial Bank of Commerce NY,
                                             0.25%, 4/27/11                                   122,045
     122,045                                 DnB NOR Bank ASA NY, 0.25%, 3/7/11               122,045
      61,020                                 National Australia Bank NY,
                                             0.32%, 10/19/11                                   61,020
     122,045                                 Nordea NY, 0.3%, 4/13/11                         122,045
     122,045                                 RoboBank Netherland NV NY,
                                             0.33%, 8/8/11                                    122,045
     122,045                                 Royal Bank of Canada NY, 0.4%, 12/2/11           122,045
     122,045                                 Skandinav Enskilda Bank NY,
                                             0.38%, 6/7/11                                    122,045
     122,045                                 Svenska NY, 0.28%, 5/12/11                       122,045
     122,045                                 Westpac Banking Corp. NY,
                                             0.4%, 12/6/11                                    122,045
                                                                                         ------------
                                                                                         $  1,586,583
-----------------------------------------------------------------------------------------------------
                                             Commercial Paper:
      48,818                                 American Honda Finance,
                                             0.35%, 1/11/12                              $     48,818
      48,935                                 American Honda Finance,
                                             1.05%, 6/20/11                                    48,935
      44,787                                 Australia & New Zealand Banking Group,
                                             0.91%, 8/4/11                                     44,787
     124,174                                 Caterpillar Financial Services Corp.,
                                             1.05%, 6/24/11                                   124,174
      62,685                                 FAIRPP, 0.27%, 3/7/11                             62,685
     122,052                                 Federal Home Loan Bank, 0.33%, 6/1/11            122,052
      12,202                                 General Electric Capital Corp.,
                                             0.38%, 6/6/11                                     12,202

The accompanying notes are an integral part of these financial statements.

38     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

--------------------------------------------------------------------------------------------------------
Principal        Floating     S&P/Moody's
Amount ($)       Rate (d)     Ratings                                                       Value
--------------------------------------------------------------------------------------------------------
                                               Commercial Paper -- (continued)
      61,033                                   General Electric Capital Corp.,
                                               0.39%, 4/28/11                               $     61,033
      97,588                                   HSBC, 0.25%, 5/11/11                               97,588
      58,635                                   JPMorgan Chase & Co., 0.43%, 12/21/11              58,635
      42,811                                   JPMorgan Chase & Co., 1.05%, 6/13/11               42,811
     122,036                                   OLDLLC, 0.27%, 3/11/11                            122,036
      60,995                                   SOCNAM, 0.37%, 4/14/11                             60,995
      60,983                                   SOCNAM, 0.37%, 5/3/11                              60,983
     122,045                                   Toyota Motor Credit Corp., 0.4%, 9/8/11           122,045
      73,200                                   VARFUN, 0.27%, 4/20/11                             73,200
      73,228                                   Wachovia, 0.40%, 3/22/11                           73,228
      48,843                                   Wachovia, 0.43%, 10/15/11                          48,843
                                                                                            ------------
                                                                                            $  1,285,050
--------------------------------------------------------------------------------------------------------
                                               Tri-party Repurchase Agreements:
     173,754                                   Barclays Capital Plc, 0.18%, 3/1/11          $    173,754
     244,091                                   Deutsche Bank Securities, Inc.,
                                               0.17%, 3/1/11                                     244,091
     244,091                                   HSBC Bank USA NA, 0.18%, 3/1/11                   244,091
     244,091                                   RBS Securities, Inc., 0.18%, 3/1/11               244,091
                                                                                            ------------
                                                                                            $    906,027
--------------------------------------------------------------------------------------------------------
  Shares
                                               Money Market Mutual Funds:
     183,070                                   Dreyfus Preferred Money Market Fund          $    183,070
     183,070                                   Fidelity Prime Money Market Fund                  183,070
                                                                                            ------------
                                                                                            $    366,140
                                                                                            ------------
                                               Total Securities Lending Collateral          $  4,143,800
--------------------------------------------------------------------------------------------------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $9,343,800)                            $  9,343,800
--------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN SECURITIES -- 101.0%
                                               (Cost $287,338,029) (a)                      $287,571,549
--------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS AND LIABILITIES - (1.0)%        $ (2,860,565)
--------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                   $284,710,984
========================================================================================================

NR       Not rated by either S&P or Moody's.

WR       Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2011, the value of these securities amounted to $12,040,385 or 4.2% of total net assets.


The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     39

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 28, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $287,644,583 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                            $ 4,249,280
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (4,322,314)
                                                                                  -----------
       Net unrealized loss                                                         $  (73,034)
                                                                                  ===========

(b)      At February 28, 2011, the following securities were out on loan:

--------------------------------------------------------------------
Principal
Amount ($)     Security                                  Value
--------------------------------------------------------------------
   495,000     Morgan Stanley Co., 5.0%, 8/31/25         $   490,567
 3,800,000     U.S. Treasury Notes, 2.625%, 11/15/20       3,555,375
--------------------------------------------------------------------
                                                         $ 4,045,942
====================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2011 were as follows:

----------------------------------------------------------
                               Purchases       Sales
----------------------------------------------------------
Long-Term U.S. Government      $22,119,489     $10,717,444
Other Long-Term Securities     $56,623,860     $42,866,708

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.

40     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

The following is a summary of the inputs used as of February 28, 2011, in valuing the Fund's assets:

----------------------------------------------------------------------------------------
                                      Level 1    Level 2        Level 3    Total
----------------------------------------------------------------------------------------
Asset Backed Securities                $     --   $ 37,341,430   $     --   $ 37,341,430
Collateralized Mortgage Obligations          --     59,177,791    324,073     59,501,864
Corporate Bonds                              --     69,167,722         --     69,167,722
U.S. Government Agency Obligations           --    101,737,567         --    101,737,567
Foreign Government Bond                      --        264,426         --        264,426
Municipal Bonds                              --      5,767,608         --      5,767,608
Senior Floating Rate Loan Interests          --      4,447,132         --      4,447,132
Temporary Cash Investments                   --      8,977,660         --      8,977,660
Money Market Mutual Funds               366,140             --         --        366,140
----------------------------------------------------------------------------------------
Total                                  $366,140   $286,881,336   $324,073   $287,571,549
========================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------
                                                        Collateralized
                                                        Mortgage
                                                        Obligations
----------------------------------------------------------------------
Balance as of 8/31/10                                   $400,174
Realized gain (loss)(1)                                       --
Change in unrealized appreciation (depreciation)(2)       46,526
Net purchases (sales)                                     29,575
Transfers in and out of Level 3*                              --
----------------------------------------------------------------------
Balance as of 2/28/11                                   $324,073
======================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

Net change in unrealized appreciation (depreciation) of
  investments still held as of 2/28/11                     $27,681
======================================================================


The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     41

Statement of Assets and Liabilities | 2/28/11 (unaudited)


ASSETS:
  Investment in securities (including securities loaned of $4,045,942)
   (cost $287,338,029)                                                     $287,571,549
  Cash                                                                        1,680,166
  Futures Collateral                                                             47,500
  Foreign currencies, at value (cost $11,065)                                    11,410
  Receivables --
   Paydown                                                                      154,697
   Fund shares sold                                                             922,474
   Dividends and interest                                                     1,556,070
   Due from Pioneer Investment Management, Inc.                                   4,999
  Other                                                                          35,673
---------------------------------------------------------------------------------------
     Total assets                                                          $291,984,538
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $  2,086,580
   Fund shares repurchased                                                      590,279
   Dividends                                                                    336,223
   Forward foreign currency portfolio hedge contracts, open-net                  15,560
   Upon return of securities loaned                                           4,143,800
   Variation margin                                                               9,375
  Due to affiliates                                                              41,707
  Accrued expenses                                                               50,030
---------------------------------------------------------------------------------------
     Total liabilities                                                     $  7,273,554
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $293,814,403
  Distributions in excess of net investment income                             (690,164)
  Accumulated net realized loss on investments, foreign currency
   transactions and futures contracts                                        (8,613,327)
  Net unrealized gain on investments                                            233,520
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     (15,089)
  Net unrealized loss on futures contracts                                      (18,359)
---------------------------------------------------------------------------------------
     Total net assets                                                      $284,710,984
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $140,800,583/14,477,364 shares)                        $       9.73
  Class B (based on $3,991,465/410,508 shares)                             $       9.72
  Class C (based on $20,721,732/2,134,580 shares)                          $       9.71
  Class Y (based on $119,197,204/12,268,476 shares)                        $       9.72
MAXIMUM OFFERING PRICE:
  Class A ($9.73 [divided by] 97.5%)                                       $       9.98
=======================================================================================


The accompanying notes are an integral part of these financial statements.

42     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Statement of Operations (unaudited)

For the Six Months Ended 2/28/11 (unaudited)

INVESTMENT INCOME:
  Interest                                                                $4,509,948
  Income from securities loaned, net                                          1,870
-----------------------------------------------------------------------------------------------------
     Total investment income                                                               $4,511,818
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 541,457
  Transfer agent fees and expenses
   Class A                                                                   39,287
   Class B                                                                    5,612
   Class C                                                                    8,896
   Class Y                                                                      590
  Distribution fees
   Class A                                                                  163,660
   Class B                                                                   22,384
   Class C                                                                  101,919
  Shareholder communication expense                                          95,185
  Administrative reimbursements                                              43,154
  Custodian fees                                                              8,527
  Registration fees                                                          35,432
  Professional fees                                                          33,912
  Printing expense                                                            9,586
  Fees and expenses of nonaffiliated trustees                                 4,143
  Miscellaneous                                                              32,712
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $1,146,456
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                            (45,635)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $1,100,821
-----------------------------------------------------------------------------------------------------
       Net investment income                                                               $3,410,997
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $(543,220)
   Futures contracts                                                         90,234
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                      (12,175)       $ (465,161)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                            $ 421,927
   Futures contracts                                                        (18,359)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                      (37,487)       $  366,081
-----------------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts and foreign currency
   transactions                                                                            $  (99,080)
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $3,311,917
=====================================================================================================


The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     43

Statements of Changes in Net Assets

For the Six Months Ended 2/28/11 and the year ended 8/31/10, respectively

---------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   2/28/11            Year Ended
                                                                   (unaudited)        8/31/10
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  3,410,997       $  5,743,078
Net realized loss on investments, futures contracts and foreign
  currency transactions                                                (465,161)          (403,681)
Change in net unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                           366,081          7,008,521
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $  3,311,917       $ 12,347,918
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.14 and $0.32 per share, respectively)               $ (1,897,059)      $ (1,529,659)
   Class B ($0.10 and $0.23 per share, respectively)                    (44,461)          (144,001)
   Class C ($0.10 and $0.24 per share, respectively)                   (218,150)          (336,754)
   Class Y ($0.16 and $0.35 per share, respectively)                 (1,881,687)        (3,945,313)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (4,041,357)      $ (5,955,727)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 60,582,387       $194,603,188
Reinvestment of distributions                                         2,071,448          1,588,208
Cost of shares repurchased                                          (48,219,349)       (63,622,492)
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                                  $ 14,434,486       $132,568,904
---------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $ 13,705,046       $138,961,095
NET ASSETS:
Beginning of period                                                 271,005,938        132,044,843
---------------------------------------------------------------------------------------------------
End of period                                                      $284,710,984       $271,005,938
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $   (690,164)      $   (392,698)
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

44     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

---------------------------------------------------------------------------------------------------
                                     '11 Shares     '11 Amount         '10 Shares      '10 Amount
                                     (unaudited)    (unaudited)
---------------------------------------------------------------------------------------------------
Class A
Shares sold                           4,135,485     $40,337,971        16,135,157     $155,975,673
Reinvestment of distributions           180,894       1,764,159           105,459        1,018,000
Less shares repurchased              (3,225,246)    (31,471,320)       (4,933,375)     (47,613,013)
---------------------------------------------------------------------------------------------------
   Net increase                       1,091,133     $10,630,810        11,307,241     $109,380,660
===================================================================================================
Class B
Shares sold                              58,838     $   573,308           165,531     $  1,583,923
Reinvestment of distributions             4,095          39,922            12,250          117,431
Less shares repurchased                (147,025)     (1,431,960)         (383,974)      (3,683,579)
---------------------------------------------------------------------------------------------------
   Net decrease                         (84,092)    $  (818,730)         (206,193)    $ (1,982,225)
===================================================================================================
Class C
Shares sold                             611,130     $ 5,947,761         1,686,258     $ 16,169,023
Reinvestment of distributions            17,781         173,089            26,006          249,635
Less shares repurchased                (601,441)     (5,854,649)         (516,830)      (4,957,407)
---------------------------------------------------------------------------------------------------
   Net increase                          27,470     $   266,201         1,195,434     $ 11,461,251
===================================================================================================
Class Y
Shares sold                           1,408,451     $13,723,347         2,190,445     $ 20,874,569
Reinvestment of distributions             9,680          94,278            21,180          203,142
Less shares repurchased                (972,151)     (9,461,420)         (764,432)      (7,368,493)
---------------------------------------------------------------------------------------------------
   Net increase                         445,980     $ 4,356,205         1,447,193     $ 13,709,218
===================================================================================================


The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     45

Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended
                                                                   2/28/11           Year Ended        Year Ended
                                                                   (unaudited)       8/31/10           8/31/09
-----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $   9.75          $   9.40          $  9.52
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $   0.12          $   0.31          $  0.37
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                  0.00(a)           0.36            (0.03)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $   0.12          $   0.67          $  0.34
Distributions to shareowners:
 Net investment income                                                (0.14)            (0.32)           (0.46)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.02)         $   0.35          $ (0.12)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.73          $   9.75          $  9.40
=================================================================================================================
Total return*                                                          1.24%**           7.19%            3.90%
Ratio of net expenses to average net assets+                           0.90%**           0.90%            0.90%
Ratio of net investment income to average net assets+                  2.42%**           2.78%            3.59%
Portfolio turnover rate                                                  41%**             42%              43%
Net assets, end of period (in thousands)                           $140,801          $130,524          $19,544
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.97%**           1.06%            1.15%
 Net investment income                                                 2.35%**           2.61%            3.35%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                          0.90%**           0.90%            0.90%
 Net investment income                                                 2.42%**           2.78%            3.59%
=================================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                   Year Ended    Year Ended    Year Ended
                                                                   8/31/08       8/31/07       8/31/06
---------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  9.76       $  9.75       $  9.84
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $  0.45       $  0.43       $  0.29
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                (0.24)         0.02         (0.06)
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $  0.21       $  0.45       $  0.23
Distributions to shareowners:
 Net investment income                                               (0.45)        (0.44)        (0.32)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.24)      $  0.01       $ (0.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.52       $  9.76       $  9.75
=========================================================================================================
Total return*                                                         2.18%         4.68%         2.38%
Ratio of net expenses to average net assets+                          0.91%         0.91%         0.90%
Ratio of net investment income to average net assets+                 4.60%         4.27%         3.05%
Portfolio turnover rate                                                 34%           78%           81%
Net assets, end of period (in thousands)                           $12,499       $13,184       $21,701
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.00%         1.00%         0.99%
 Net investment income                                                4.51%         4.18%         2.96%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                         0.90%         0.90%         0.90%
 Net investment income                                                4.61%         4.28%         3.05%
=========================================================================================================

(a)  Rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

46    Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-----------------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended
                                                                   2/28/11           Year Ended        Year Ended
                                                                   (unaudited)       8/31/10           8/31/09
-----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                               $  9.75           $  9.39           $  9.50
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $  0.07           $  0.22           $  0.28
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 0.00(a)           0.37             (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $  0.07           $  0.59           $  0.27
Distributions to shareowners:
 Net investment income                                               (0.10)            (0.23)            (0.38)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.03)          $  0.36           $ (0.11)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.72           $  9.75           $  9.39
=================================================================================================================
Total return*                                                         0.68%**           6.35%             3.06%
Ratio of net expenses to average net assets+                          1.80%**           1.80%             1.80%
Ratio of net investment income to average net assets+                 1.59%**           2.37%             3.15%
Portfolio turnover rate                                                 41%**             42%               43%
Net assets, end of period (in thousands)                           $ 3,991           $ 4,822           $ 6,582
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.88%**           1.88%             1.95%
 Net investment income                                                1.50%**           2.29%             3.00%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.80%**           1.80%             1.80%
 Net investment income                                                1.59%**           2.37%             3.15%
=================================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                   Year Ended    Year Ended    Year Ended
                                                                   8/31/08       8/31/07       8/31/06
---------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                               $  9.75       $  9.75       $  9.84
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $  0.36       $  0.34       $  0.20
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                (0.25)         0.01         (0.05)
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $  0.11       $  0.35       $  0.15
Distributions to shareowners:
 Net investment income                                               (0.36)        (0.35)        (0.24)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.25)      $    --       $ (0.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.50       $  9.75       $  9.75
=========================================================================================================
Total return*                                                         1.16%         3.64%         1.56%
Ratio of net expenses to average net assets+                          1.80%         1.82%         1.80%
Ratio of net investment income to average net assets+                 3.72%         3.37%         2.14%
Portfolio turnover rate                                                 34%           78%           81%
Net assets, end of period (in thousands)                           $ 6,798       $ 8,969       $14,959
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.85%         1.88%         1.82%
 Net investment income                                                3.67%         3.31%         2.12%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.80%         1.80%         1.80%
 Net investment income                                                3.72%         3.39%         2.14%
=========================================================================================================

(a)  Rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

              Pioneer Short Term Income Fund | Semiannual Report | 2/28/11    47

-----------------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended
                                                                   2/28/11           Year Ended        Year Ended
                                                                   (unaudited)       8/31/10           8/31/09
-----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  9.73           $  9.38           $  9.49
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $  0.08           $  0.23           $  0.29
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 0.00(a)           0.36             (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $  0.08           $  0.59           $  0.28
Distributions to shareowners:
 Net investment income                                               (0.10)            (0.24)            (0.39)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.02)          $  0.35           $ (0.11)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.71           $  9.73           $  9.38
=================================================================================================================
Total return*                                                         0.86%**           6.32%             3.14%
Ratio of net expenses to average net assets+                          1.65%**           1.70%             1.79%
Ratio of net investment income to average net assets+                 1.70%**           2.27%             2.74%
Portfolio turnover rate                                                 41%**             42%               43%
Net assets, end of period (in thousands)                           $20,722           $20,507           $ 8,549
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.65%**           1.70%             1.79%
 Net investment income                                                1.70%**           2.27%             2.74%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.65%**           1.70%             1.79%
 Net investment income                                                1.70%**           2.27%             2.74%
=================================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                   Year Ended    Year Ended    Year Ended
                                                                   8/31/08       8/31/07       8/31/06
---------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  9.74       $  9.73       $  9.82
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $  0.37       $  0.35       $  0.21
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                (0.25)         0.01         (0.07)
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $  0.12       $  0.36       $  0.14
Distributions to shareowners:
 Net investment income                                               (0.37)        (0.35)        (0.23)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.25)      $  0.01       $ (0.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.49       $  9.74       $  9.73
=========================================================================================================
Total return*                                                         1.25%         3.79%         1.47%
Ratio of net expenses to average net assets+                          1.73%         1.72%         1.78%
Ratio of net investment income to average net assets+                 3.77%         3.45%         2.16%
Portfolio turnover rate                                                 34%           78%           81%
Net assets, end of period (in thousands)                           $ 3,441       $ 2,879       $ 5,964
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.73%         1.72%         1.78%
 Net investment income                                                3.77%         3.45%         2.16%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.73%         1.71%         1.78%
 Net investment income                                                3.77%         3.46%         2.16%
=========================================================================================================

(a)  Rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

48    Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

-----------------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended
                                                                   2/28/11           Year Ended        Year Ended
                                                                   (unaudited)       8/31/10           8/31/09
-----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $   9.74          $   9.38          $   9.51
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $   0.14          $   0.34          $   0.40
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                  0.00(a)           0.37             (0.04)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $   0.14          $   0.71          $   0.36
Distributions to shareowners:
 Net investment income                                                (0.16)            (0.35)            (0.49)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.02)         $   0.36          $  (0.13)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.72          $   9.74          $   9.38
=================================================================================================================
Total return*                                                          1.42%**           7.64%             4.11%
Ratio of net expenses to average net assets+                           0.53%**           0.57%             0.63%
Ratio of net investment income to average net assets+                  2.81%**           3.52%             4.36%
Portfolio turnover rate                                                  41%**             42%               43%
Net assets, end of period (in thousands)                           $119,197          $115,153          $ 97,370
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.53%**           0.57%             0.63%
 Net investment income                                                 2.81%**           3.52%             4.36%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                          0.53%**           0.57%             0.63%
 Net investment income                                                 2.81%**           3.52%             4.36%
=================================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                   Year Ended    Year Ended    Year Ended
                                                                   8/31/08       8/31/07       8/31/06
---------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $   9.76      $   9.76      $   9.85
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                             $   0.48      $   0.45      $   0.32
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 (0.24)         0.02         (0.06)
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $   0.24      $   0.47      $   0.26
Distributions to shareowners:
 Net investment income                                                (0.49)        (0.47)        (0.35)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.25)     $     --      $  (0.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.51      $   9.76      $   9.76
=========================================================================================================
Total return*                                                          2.45%         4.96%         2.73%
Ratio of net expenses to average net assets+                           0.55%         0.53%         0.53%
Ratio of net investment income to average net assets+                  4.98%         4.68%         3.37%
Portfolio turnover rate                                                  34%           78%           81%
Net assets, end of period (in thousands)                           $130,475      $189,724      $148,514
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.55%         0.53%         0.53%
 Net investment income                                                 4.98%         4.68%         3.37%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                          0.55%         0.53%         0.53%
 Net investment income                                                 4.98%         4.68%         3.37%
=========================================================================================================

(a)  Rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

              Pioneer Short Term Income Fund | Semiannual Report | 2/28/11    49

Notes to Financial Statements | 2/28/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


50     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
  (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

  The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

  At February 28, 2011, one security, representing 0.1% of total net assets was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

  Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     51
  securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

  The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.


52     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

  The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

  The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2010 was as follows:



------------------------------------------
                                      2010
------------------------------------------
Distributions paid from:
Ordinary income                 $5,955,727
------------------------------------------
  Total                         $5,955,727
==========================================


  The following shows the components of distributable earnings on a federal income tax basis at August 31, 2010:


------------------------------------------------------------
                                                        2010
------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                  $    229,740
Capital loss carryforward                        (7,622,625)
Current year post-October loss deferred            (212,581)
Current year dividend payable                      (272,571)
Unrealized depreciation                            (495,942)
------------------------------------------------------------
  Total                                        $ (8,373,979)
============================================================


  The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax treatment of premium and amortization, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds and interest on defaulted bonds.


E. Fund Shares

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,769 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2011.


F. Class Allocations

  Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     53

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Futures Contracts

  The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the six months ended February 28, 2011 was 14.

  At February 28, 2011, open futures contracts were as follows.


----------------------------------------------------------------------------------------
                        Number of
                        Contracts        Settlement                        Unrealized
Type                    Long/(Short)     Month           Value             Gain
----------------------------------------------------------------------------------------
US 5 Yr Note (CBT)      (50)             6/11            $ (5,846,875)     $ (18,359)
----------------------------------------------------------------------------------------
Total                   (50)                             $ (5,846,875)     $ (18,359)


54     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

H. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


I. Securities Lending

  The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90%, 1.80%, 1.80% and 0.79% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Expenses waived during the period ended February 28, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2012 for Class A, Class B, and Class C shares


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     55
and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,015 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2011, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------
Shareholder Communications:
--------------------------------------------
Class A                             $87,466
Class B                               2,463
Class C                               4,056
Class Y                               1,200
--------------------------------------------
  Total                             $95,185
============================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,779 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,913 in distribution fees payable to PFD at February 28, 2011.


56     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2011, CDSCs in the amount of $10,285 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2011, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At February 28, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended February 28, 2011 was $443,062. There were no open settlement hedges at February 28, 2011. Open portfolio hedges at February 28, 2011 were as follows:


-----------------------------------------------------------------------------------------------
                        Net                                                          Net
                        Contracts to    In Exchange    Settlement                    Unrealized
Currency                deliver         For            Date           Value          Loss
-----------------------------------------------------------------------------------------------
NOK (Norwegian Krone)   (2,200,000)     $376,209       4/05/11        $ (391,769)    $ (15,560)


7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 28, 2011 were as follows:



Derivatives                    Asset Derivatives 2011          Liabilities Derivatives 2011
--------------------------------------------------------------------------------------------
                               Balance Sheet                   Balance Sheet
                               Location            Value       Location           Value
--------------------------------------------------------------------------------------------
Foreign Exchange Contracts     Receivables                     Payables           $15,560
--------------------------------------------------------------------------------------------
  Total                                                                           $15,560
============================================================================================


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     57

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2011 was as follows:


-------------------------------------------------------------------------------------------------
                                                                                  Change in
                      Location of Gain                         Realized Gain      Unrealized
                      or (Loss) On                             or (Loss)          Gain or (Loss)
                      Derivatives                              on Derivatives     on Derivatives
                      Recognized                               Recognized         Recognized
Derivatives           in Income                                in Income          in Income
-------------------------------------------------------------------------------------------------
Foreign Exchange      Net realized loss on forward foreign     $ (12,175)
Contracts             currency contracts and other assets
                      and liabilities denominated in
                      foreign currencies

Foreign Exchange      Change in unrealized gain (loss) on                         $ (37,487)
Contracts             forward foreign currency contracts
                      and other assets and liabilities
                      denominated in foreign currencies

Futures Contracts     Net realized gain on futures             $  90,234          $ (18,359)
                      contracts


8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


58     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     59
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2010, and in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's expense ratio was one basis point higher than the median expense ratio of the Fund's peer group.


60     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     61

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


62     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

Trustees, Officers and Service Providers


Trustees                                    Officers
John F. Cogan, Jr., Chairman                John F. Cogan, Jr., President
David R. Bock                               Daniel K. Kingsbury, Executive
Mary K. Bush                                  Vice President
Benjamin M. Friedman                        Mark E. Bradley, Treasurer
Margaret B.W. Graham                        Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     63

                           This page for your notes.

64     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

                           This page for your notes.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     65

                           This page for your notes.

66     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

                           This page for your notes.

             Pioneer Short Term Income Fund | Semiannual Report | 2/28/11     67

                           This page for your notes.

68     Pioneer Short Term Income Fund | Semiannual Report | 2/28/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                 www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date April 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date April 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date April 29, 2011

* Print the name and title of each signing officer under his or her signature.